UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21761

Keeley Funds, Inc.

(Exact name of registrant as specified in charter)

111 West Jackson Boulevard

SUITE 810

CHICAGO, IL 60604

(Address of principal executive offices) (Zip code)

ALAN GOLDBERG

K&L Gates LLP

70 WEST MADISON STREET, SUITE 3100

CHICAGO, IL 60602

(Name and address of agent for service)

312-786-5000

Registrant’s telephone number, including area code

Date of fiscal year end: September 30, 2014

Date of reporting period: March 31, 2014

Item 1. Reports to Stockholders.

KEELEY funds

The Disciplined Discovery of Value®

Semi-Annual Report

March 31, 2014

KEELEY Small Cap Value Fund

Investor Class (A) Shares: KSCVX
Institutional Class (I) Shares: KSCIX

KEELEY Small Cap Dividend Value Fund

Investor Class (A) Shares: KSDVX
Institutional Class (I) Shares: KSDIX

KEELEY Small-Mid Cap Value Fund

Investor Class (A) Shares: KSMVX
Institutional Class (I) Shares: KSMIX

KEELEY Mid Cap Value Fund

Investor Class (A) Shares: KMCVX
Institutional Class (I) Shares: KMCIX

KEELEY Mid Cap Dividend Value Fund

Investor Class (A) Shares: KMDVX
Institutional Class (I) Shares: KMDIX

KEELEY All Cap Value Fund

Investor Class (A) Shares: KACVX
Institutional Class (I) Shares: KACIX

KEELEY Alternative Value Fund

Investor Class (A) Shares: KALVX
Institutional Class (I) Shares: KALIX

www.KeeleyFunds.com

CONTENTS

KEELEY Funds, Inc.

KEELEY Small Cap Value Fund

KEELEY Small Cap Dividend Value Fund

KEELEY Small-Mid Cap Value Fund

KEELEY Mid Cap Value Fund

KEELEY Mid Cap Dividend Value Fund

KEELEY All Cap Value Fund

KEELEY Alternative Value Fund

LETTER TO SHAREHOLDERS

KEELEY Small Cap Value Fund (KSCVX - KSCIX)

KEELEY Small-Mid Cap Value Fund (KSMVX - KSMIX)

KEELEY Mid Cap Value Fund (KMCVX - KMCIX)

KEELEY All Cap Value Fund (KACVX - KACIX)

KEELEY Alternative Value Fund (KALVX - KALIX)

Dear Fellow Shareholders,

The past six months can best be described as a tale of two cities. The fourth quarter of 2013 initially started with caution given the Federal debt ceiling deadline, but cooler heads on both sides of the aisle in Congress enabled the passage of the Continuing Appropriations Act of 2014. Kicking the can down the road once again, Janet Yellen was nominated as the next President of the Federal Reserve (“Fed”). She quickly confirmed that the Fed would continue its stimulus program, which further fueled the flames on an already strong market. By the time the first taper occurred in December, market participants were trained by the past few months of Fed rhetoric to view it as a sign of the strengthening economy. Thus, the market closed out 2013 with its strongest performance since 1997.

The holidays gave the market a chance to celebrate and to reassess. The tone clearly changed in January with concerns about valuation, especially in small caps, and Fed statements hinting that a rise in interest rates may occur sooner than expected. The sell-off in January was quickly reversed in February after Yellen clarified the Fed’s position by stating that the recovery in the labor market was far from complete, that purchase/taper activity is not on a preset course, and that a highly accommodative policy will remain appropriate for a considerable time. The Fed “put” thus was re-established. Despite this move, something had changed in the market, as the high-growth, highly-valued biotech and cloud computing stocks did not rebound. The market was flat in March, and although the broad market was up over 11 percent in this six month period, almost all of the positive performance came from the fourth quarter of 2013.

The weather always comes to mind as an excuse for economic challenges, and this time it was particularly true. Terribly cold weather, which blasted the Northeast and the Great Lakes region, also impacted regions as far south as Texas and Georgia. Flight cancellations, school closures and impassable roads crimped the economy. First quarter 2014 Gross Domestic Product (GDP) was just 0.1 percent with a reasonable likelihood of being revised down to a negative number. The rise in interest rates last year due to taper talk strengthened the dollar, which in turn weakened emerging markets. China continues to struggle with its transformation to a more balanced, less export driven economy, and its growth continues to slow. Although Europe appears to be showing signs of a rebound, growth remains near stall speed, and the European Central Bank’s (ECB) biggest concern appears to be deflation. Oh, and let’s not forget Russia and the Ukraine crisis. The combination of all of these factors caused investors to become more cautious. A clear rotation back into value and away from growth is occurring, and these style shifts typically have long legs.

In light of these developments, we believe there will be a return to a market driven by fundamentals, earnings and valuation, not by macroeconomic factors. With low inflation, low U.S. GDP growth and the market getting more comfortable with potential tapering activities, it is our view that there will be a range bound 10-year treasury yield and thus a more stable environment. Given that last year’s market performance was achieved more through valuation multiple expansion and less on earnings growth, we believe that the equity market needs increased earnings to materialize if a further upside move is to occur. This backdrop is proving fertile ground for restructuring ideas as companies need to find other means to grow earnings and increase shareholder value with limited revenue growth.

Slow growth, such as we are seeing currently, generally leads to more commotion from activist investors and pushes management teams to become more strategic and proactive. Activists who historically agitated larger cap companies appear to be moving into lower market capitalization segments. We believe this may be contributing to the plethora of recent spin-off activity (as over 40 spins have been announced so far in 2014 versus 37 consummations in each of the past two calendar years), as management teams become more proactive regarding shareholder value and more astute on capital management. Dover Corp., a large industrial conglomerate, has been streamlining its operations and recently spun off, Knowles, its communications technology division. Knowles has a very different operating model compared to Dover in terms of customer base, sales channel and capital needs. As a separate entity, Knowles can now chart its own course, and it has already announced a restructuring plan to consolidate 18 facilities down to 11.

Slow growth also may lead to a pickup in the Mergers and Acquisition (M&A) cycle. We are currently seeing such an increase in M&A in the large cap market being driven by tax inversion strategy (acquiring a foreign company to re-domicile in a lower tax jurisdiction). Activity, however, seems to be picking up across the board. Typically when an acquisition is announced, the acquirer’s stock goes down due to increased execution risk as well as earnings dilution. The market is now rewarding acquirers with a higher stock price since most deals are accretive given historically low borrowing costs. Prestige Brands, a marketer and distributor of pharmaceutical drugs and consumer products, recently acquired Insight Pharmaceuticals. Prestige can distribute Insight’s products across its broader reach while eliminating redundant costs, thus driving both cost and revenue synergies. Mitel Networks recently acquired a competitor which broadens its geographic reach, doubles the size of the company, increases the amount of shares that float and should more than double its operating profit, all without the need for any revenue growth. Despite rising valuations in a strong equity market, we continue to be enthusiastic about the opportunity set available to us in this environment. Ideas such as Prestige Brands and Mitel are good examples of our investment philosophy, where corporate restructuring can set a foundation for change, which we hope will lead to long-term earnings and revenue growth.

Overall, we are pleased with the funds’ performance over the past six months. While the funds always strive to outperform their benchmarks, the equity markets during this period favored a number of sectors, such as aggressive biotech and technology stocks, that we do not embrace in our investment process. However, the areas where we do focus our attention have generated strong absolute returns. We continue to believe they will outperform on a relative basis once the market moves to a more “stable” environment. A “stable” environment in our mind is one where the market focuses on companies that can create value and produce consistent long-term earnings growth. We believe that this is our sweet spot, and it should be a ripe environment for active managers. Here at Keeley, we are eagerly anticipating that environment, and we are especially enthusiastic to begin our work on the large number of corporate restructuring opportunities that we expect will present themselves over the coming months and years. Thank you for your commitment and support of the Keeley Funds.

Sincerely,

John L. Keeley, Jr.	Brian R. Keeley
President, CIO and Lead Portfolio Manager	Co-Portfolio Manager

Edwin C. Ciskowski	Kevin M. Chin
Co-Portfolio Manager	Co-Portfolio Manager

There are risks associated with investing in small-cap and mid-cap mutual funds, such as smaller product lines and market shares, including limited available information. The risks of investing in real estate investment trusts (“REITs”) are similar to those associated with investing in small-capitalization companies; they may have limited financial resources, may trade less frequently and in a limited volume, may be subject to more abrupt or erratic price movements than larger company securities, and may be subject to changes in interest rates. You should consider objectives, risks and charges and expenses of a Fund carefully before investing. Additional information regarding such risks, including information on fees, is located in the Funds’ prospectus. Please read the Funds’ prospectus carefully before investing. The opinions expressed in this letter are those of the portfolio management team and are current only through the end of the period of the report as stated on the cover. The portfolio management team’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

LETTER TO SHAREHOLDERS

KEELEY Small Cap Dividend Value Fund (KSDVX - KSDIX)

KEELEY Mid Cap Dividend Value Fund (KMDVX - KMDIX)

Dear Fellow Shareholders,

We meet with companies frequently. We spend most of the time in these meetings asking questions about the company’s long-term prospects and evolving industry outlook. We discuss current opportunities and challenges, and we talk about what they have done recently to position the company for the future. We also often ask them to reflect on things they could have done differently. Even in the Regulation FD (Fair Disclosure) environment, which leveled the information playing field, we find these meetings helpful. The conversations are usually interesting and can be quite far-ranging at times.

In one of our recent conversations, the range got pretty far and we ended up spending some time listening to the company bemoan the fact that there are few long-term investors any more. We assured them we are, but later on I started wondering what that really means. How does one define oneself as a long-term investor? Is a long-term investor one whose annual turnover is less than a certain percentage? Is it an attitude? Is it a process? Is being a long-term investor an intention or is it an outcome? Lots to think about.

As with many things in life, it is probably easier to start by saying what we do not believe defines long-term investing. We do not think that turnover metrics in and of themselves define long-term investing. Just because a mutual fund has a turnover ratio of less than 100%, or 50%, or 25% does not mean that the portfolio manager focuses on the long-term, although the lower the ratio, the more likely that this is the case. We do not think that there is a bright line below which you can say that the investor is a long-term investor.

We are also not sure that focusing on a specific time interval makes one a long-term investor. Technically, a long-term gain is a holding sold after one year. That does not seem to be a particularly long-period of time to us; instead we seek to base our investment conclusions on what we think will happen over the next eighteen to thirty-six months. We believe that a shorter time-frame than that is likely to be impacted by the whims of the market. Furthermore, the short-term has become very competitive. According to the World Bank, turnover in the U.S. stock market has risen from about 50 percent in 1990 to 125 percent in 2012 and ran even higher than that in the couple preceding years.

So if we do not define long-term investing by turnover or time horizon, how do we define it? Our view is that long-term investing tends to be a philosophical approach with some attendant processes and behaviors. In our opinion, it is not just buying “good” companies and holding them forever. There is nothing inherently wrong with that, but it seems likely to create average returns over time. For us, long-term investing starts with a contrarian bias and a belief in reversion to the mean. Academic research supports the idea that momentum drives stock markets over short time horizons, but that mean reversion contributes more to long-term returns. These forces contribute to and explain why markets and individual stocks have a tendency to overshoot both the upside and the downside.

Different investors take advantage of these tendencies differently. Some portfolio managers focus on capturing the momentum with the goal of creating a good long-term track record by chaining together a series of good short-term track performances. But that is not our philosophy.

Instead, we focus on identifying opportunities that we believe allow company performance and stock valuation to revert to the mean in a positive way, and we sell these stocks when performance and valuation have swung toward the other end of the pendulum. The challenge with leaning into the wind is that it is often hard to tell how long it will blow. To extend the analogy further, you also run the risk that a particularly hard wind may knock a tree down on top of you.

Given these uncertainties, we believe that long-term investors should consider a couple of the following elements into their investment process. First, they should focus on conservatively financed companies that have relatively stable business models. If a company can remain solvent, profitable and able to sustain its dividend in an adverse scenario, the likelihood of catastrophic downside will be reduced. Said differently, in order to be a long-term investor, you have to invest in companies that can stand the test of time. Second, if you are going to buy stocks when the momentum is going against you, you should have an opinion about how bad it can get. If the stock is valued conservatively enough and expectations are low enough, the risk becomes lost opportunities. While those can be costly, they are less costly than lost money. Third, if you expect to hold the stock for an indeterminate period of time, it is important that you assess the potential upside and assess the risk/reward trade-off in annualized terms. For example, if it takes a stock five years to revert to the mean, but in doing so the price doubles, you have made about a 14 percent annualized return (plus dividends).

As a matter of process, we also try to envision what the path to “normalization” will look like and have some general idea of the timeframe over which it will unfold. When you base some of your investment conclusions on an assumption that conditions will revert to the mean, you run the risk that they will not; that a deteriorating situation will continue to deteriorate or that changes in a company’s business will cause investors to value it less attractively going forward.

The reason we spent the preceding paragraphs talking about being a long-term investor is that most of the recent contributors to the performance of the Small-Cap Dividend Value Fund over the last six months are stocks that the Fund has held for several years. With the exception of World Wrestling Entertainment, all of the top ten contributors during this period have been in the Fund’s portfolio for more than three years. Many of these were successful investments before the last six months, but they performed particularly well in the fourth quarter of 2013 and the first quarter of 2014. On the other hand, four of the top ten detractors have been in the Fund’s portfolio less than one year. While we may not have precisely timed the initial purchases of these stocks, we are not in the process of selling any of them right now. As value investors in a market that has advanced more than 50% over the last two years, the search for value has increasingly taken us to companies that are experiencing what we believe are short-term problems. Sometimes those issues take a little longer to fix than we expected, but value investors must be be willing to accept that risk. Thank you once again for your investment in the Keeley Dividend Value Funds.

Sincerely,

Thomas E. Browne, Jr.	Brian P. Leonard
Lead Portfolio Manager	Co-Portfolio Manager

There are risks associated with investing in small-cap and mid-cap mutual funds, such as smaller product lines and market shares, including limited available information. The risks of investing in real estate investment trusts (“REITs”) are similar to those associated with investing in small-capitalization companies; they may have limited financial resources, may trade less frequently and in a limited volume, may be subject to more abrupt or erratic price movements than larger securities, and may be subject to changes in interest rates. Dividend paying investments may not experience the same price appreciation as non-dividend paying investments; portfolio companies may choose not to pay a dividend or it may be less than anticipated. You should consider objectives, risks and charges and expenses of a fund carefully before investing. Additional information regarding such risks, including information on fees is located in the Funds’ prospectus. Please read the Funds’ prospectus carefully before investing. The opinions expressed in this letter are those of the portfolio management team, and are current only through the end of the period of the report as stated on the cover. The portfolio management team’s views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

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MANAGER COMMENTARY

KEELEY Small Cap Value Fund (KSCVX - KSCIX)

In the first quarter of 2014, the KEELEY Small Cap Value Fund (KSCVX) fell 0.23 percent compared to a 1.12 percent increase for the Russell 2000 Index and a 1.78 percent rise in the Russell 2000 Value Index. Over the six month period ended March 31, 2014, the Fund rose 7.84 percent compared to a 9.94 percent increase for the Russell 2000 Index and an 11.24 percent rise for the Russell 2000 Value Index.

Over the past six months, all ten economic sectors of the Russell 2000 Index generated positive returns during the period, although only one, the defensive utility sector, produced a double digit return. While sector allocation had a negligible impact on the Fund’s performance, stock selection proved to be challenging during this period. Specifically, the Fund’s holdings in the energy sector accounted for the majority of its relative underperformance. Conversely, strong stock picking and an underweight position in the lagging technology sector made a positive contribution over the past six months.

As we mentioned previously, the energy sector proved to have the greatest negative impact on the Fund’s results over the past six months. Although many of the Fund’s holdings in this sector made positive contributions to the Fund’s results in 2013, the energy sector was the worst performer in the fourth quarter of 2013 and was a significant drag on the Fund’s results during this period. Two of the Fund’s largest detractors over the past six months, Goodrich Petroleum (GDP) and Triangle Petroleum (TPLM), were energy holdings. Goodrich declined over 34 percent and cost the Fund 30 basis points in performance. After a great deal of success early in 2013, the company experienced oil well delays that may impact future earnings. As a result, we decided to lock in gains and exit the position during the fourth quarter of 2013. Despite its recent shortfall, we continue to believe that Triangle has long-term upside and remain committed to the position.

The largest detractor over the past six months was Walter Investment Management (WAC). The company has been a long-term positive contributor that was spun-out of Walter Energy many years ago. The mortgage servicer fell over 28 percent and cost the portfolio 30 basis points of return over the past six months. The Consumer Financial Protection Bureau (CFPB) announced plans to evaluate various business practices at Walter’s Green Tree servicing subsidiary. Since the CFPB was not even created when we initially purchased the security and its regulatory findings and enforcement recommendations are an ongoing uncertainty, we elected to liquidate the security. We believe that Walter is positioned solidly for long-term growth, but the near-term uncertainty was too great to continue to hold the stock. We may revisit the position at a later date once the regulatory clouds subside.

The industrials sector proved to be a bright spot during the period, and Manitowoc Company Inc. (MTW) was the Fund’s top performer. The manufacturer of farm and construction machinery climbed over 58 percent over the past six months and added 55 basis points of return. The company posted strong fourth-quarter earnings results, showing strong performance in their food-service segment. The company also issued positive guidance and they are notably optimistic about their advanced products segment that will incorporate new technology to aid long-term growth.

Several future spin-offs were announced during the quarter and restructuring activity remained strong in all market capitalization ranges. We are enthusiastic with respect to the Fund’s investment universe, and we believe that 2014 will prove to be a very strong year for spin-off activity. However, after the strong performance in small and mid-cap stocks in 2012 and 2013 and the sizable boost in earnings expectations, the rough start to January was not unexpected. Thus far, the earnings reporting season has been challenging, and that has added to an already tepid market environment for small and mid-size stocks. Given the bar was set very high for earnings growth, we believe that a more realistic approach to earnings expectations may be needed to resume the uptrend in stock prices. However, with added volatility often comes heightened opportunity. We believe that the recent batch of uncertainty is healthy for the market and provides a window to “reset” expectations. Despite some of our concerns, the perceived inefficiency in our space continues to allow our team to identify mispriced ideas. With the additional opportunity set provided by spin-offs, we believe that the remainder of 2014 will offer compelling value for the Fund.

Sincerely,

John L. Keeley, Jr.	Brian R. Keeley
Lead Portfolio Manager	Co-Portfolio Manager

Kevin M. Chin

Co-Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 3/31/2014

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Small Cap Value Fund - Class A, S&P 500®** and Russell 2000®*** Indexes

(Unaudited)

Average annual total returns ****

For the periods ended March 31, 2014

	1-Year	5-Years	10-Years	Since Commencement of Operations (1)
Keeley Small Cap Value Fund
Class A	17.40%	24.05%	10.08%	12.40%
Class A (includes max 4 1/2% front-end load)	12.12%	22.91%	9.57%	12.14%
Class I	17.67%	24.37%	N/A	5.97%
S&P 500® Index	21.86%	21.16%	7.42%	9.18%	(2)
Russell 2000® Index	24.90%	24.31%	8.53%	9.23%	(2)

(1)	Inception date is October 1, 1993 for Class A Shares and December 31, 2007 for Class I Shares.
(2)	The Since Commencement of Operations returns shown are from the commencement date of Keeley Small Cap Value Fund - Class A. The returns for the S&P 500® and Russell 2000® Indexes since the commencement date of the Keeley Small Cap Value Fund - Class I are 6.29% and 8.57% respectively.
*	Excludes short-term investments and investments purchased with cash collateral from securities lending.
**	The S&P 500® Index is an unmanaged index generally considered representative of the stock market as a whole, The index focuses on the large-cap segment of the U.S. equities market. The S&P 500® Index returns include reinvestment of dividends. These figures do not reflect any deductions for fees, expenses or taxes and are not available for investment.

***	The Russell 2000® Index is comprised of the smallest 2,000 companies in the Russell 3000® Index. The Russell 3000® Index is comprised of the 3,000 largest U.S. companies based on market capitalization. The Russell 2000® Index is unmanaged and returns include reinvested dividends. These index figures do not reflect any deduction for fees, expenses or taxes, and are not available for investment.
****	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

MANAGER COMMENTARY

KEELEY Small Cap Dividend Value Fund (KSDVX - KSDIX)

In the first quarter of 2014, the KEELEY Small Cap Dividend Value Fund (KSDVX) climbed 1.80 percent compared to a 1.78 percent increase for the Russell 2000 Value Index. Over the six month period ended March 31, 2014, the Fund rose 10.95 percent compared to an 11.24 percent increase for the Russell 2000 Value Index.

Over the past six months, we have been pleased with the performance of the Fund’s portfolio in both absolute and relative terms. The Fund’s lower than average beta can make outperformance challenging when the broad equity markets are driven by momentum. However, we continue to feel comfortable with the construction of the portfolio, and believe it is well positioned should downside volatility return to the markets.

Over the past six months, the Fund slightly trailed the Russell 2000 Value Index. The Fund was negatively impacted by holdings in the energy and technology sector, but overall, stock selection had a positive impact led by especially strong results in the financial sector. From a sector allocation perspective, an overweight position in two of the leading sectors, health care and utilities, made a positive contribution, as did an underweight position in the lagging consumer staples sector.

Viewpoint Financial Group (VPFG) was the Fund’s top contributor during this period after the regional bank climbed over 39 percent and added 66 basis points of return to the portfolio. The regional bank produced a strong quarterly earnings report as they continue to accelerate their transition into a full-service, commercial-oriented community bank. Another positive contributor from the financial sector was Protective Life (PL). Over the past six months, the company climbed over 23 percent and added 58 basis points of return. The life insurer posted strong quarterly earnings results and a positive long-term outlook.

Holdings in the energy sector had a negative impact on the Fund’s results, and EXCO Resources (XCO) was the leading detractor in that sector. The oil and natural gas producer declined over 15 percent and cost the portfolio 17 basis points in performance over the past six months. The poor results were due in large part to a disappointing price received for the sale of an asset, and a slight overhang due to a $273 million rights offering needed to raise capital to drill newly acquired assets.

As we move forward into 2014, there are a number of factors that concern us. For example, the IPO calendar has really heated up, and we think that the quality has deteriorated. While IPO volumes are still well below the levels attained in the mid-to-late 1990’s, they are as high as they have been since 2000. Moreover, the percentage of new public issues expected to lose money has increased significantly. We view this as a proxy for quality and this raises our level of anxiety with the state of the market. Valuations are also a concern. We are seeing groups of stocks climb with little regard for their valuation, and on a historical basis certain stocks are simply not inexpensive. At the end of 2013, we thought the market would be in a range of +/-5% this year. Although the market rallied to post a positive return in the first quarter of 2014, volatility has remained high due in large part to the potential conflict in Ukraine. We don’t speculate on what will happen there, but we don’t believe the market has priced in adverse outcomes. Consequently, we believe that the portfolio is well positioned for potential turmoil, but we will strive to offset the Fund’s positioning should the equity market post another strong year in 2014.

Sincerely,

Thomas E. Browne, Jr.	Brian P. Leonard
Lead Portfolio Manager	Co-Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 3/31/2014

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Small Cap Dividend Value Fund - Class A and Russell 2000® Value Index **

(Unaudited)

Average annual total returns ***

For the periods ended March 31, 2014

	1-Year	3-Years	Since Commencement of Operations (1)
Keeley Small Cap Dividend Value Fund
Class A	16.88%	13.35%	19.02%
Class A (includes max 4 1/2% front-end load)	11.63%	11.62%	17.76%
Class I	17.19%	13.64%	19.32%
Russell 2000® Value Index	22.65%	12.74%	17.58%

(1)	Inception date for both classes is December 1, 2009.
*	Excludes short-term investments and investments purchased with cash collateral from securities lending.
**	The Russell 2000® Value Index measures the performance of those Russell 2000® Index companies with lower prices-to-book ratios and lower forecasted growth values. These figures do not reflect any deductions for fees, expenses or taxes, and are not available for investment.
***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

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MANAGER COMMENTARY

KEELEY Small-Mid Cap Value Fund (KSMVX - KSMIX)

In the first quarter of 2014, the KEELEY Small-Mid Cap Value Fund (KSMVX) climbed 0.38 percent compared to a 3.52 percent increase for the Russell 2500 Value Index. Over the six month period ended March 31, 2014, the Fund rose 9.57 percent compared to a 12.67 percent increase for the Russell 2500 Value Index.

Over the past six months, all ten economic sectors of the Russell 2500 Value Index generated positive returns during the period, and nine of ten produced double digit returns. Although sector allocation had a negligible impact on the Fund’s performance, stock selection proved to be challenging during this period and the primary cause of the Fund’s relative underperformance. Specifically, the Fund’s holdings in the energy and consumer discretionary sectors accounted for the majority of relative underperformance. Conversely, strong stock picking in the industrial sector made a positive contribution over the past six months.

Although many of the Fund’s holdings in energy made positive contributions to the Fund’s results early in 2013, this sector was the worst performer in the fourth quarter and was a significant drag on the Fund’s results over the past six months. Goodrich Petroleum (GDP) was the Fund’s top detractor, falling over 33 percent and cost the Fund 42 basis points in performance. After a great deal of success early in 2013, the company experienced oil well delays that may impact future earnings. As a result, we decided to lock in gains and exit the position during the fourth quarter of 2013.

The consumer discretionary sector was another challenging area of performance during this period and ADT Corporation (ADT) was the Fund’s primary detractor after falling over 26 percent and costing the Fund 29 basis points of return. Shares of the security company fell sharply after posting a disappointing earnings release. The company cited weak customer growth as the primary cause of their earnings miss. We believe increased competition will be a legitimate long-term competitive threat to the company and their turnaround plans, and we decided to exit the position in the first quarter of 2014.

The industrials sector proved to be a bright spot during the period, and Manitowoc Company Inc. (MTW) was the Fund’s top performer. The manufacturer of farm and construction machinery climbed over 58 percent over the past six months and added 59 basis points of return. The company posted strong fourth-quarter earnings results, showing strong performance in their food-service segment. The company also issued positive guidance and they are notably optimistic about their advanced products segment that will incorporate new technology to aid long-term growth.

Sincerely,

John L. Keeley, Jr.	Brian R. Keeley
Lead Portfolio Manager	Co-Portfolio Manager

Kevin M. Chin

Co-Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 3/31/2014

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Small-Mid Cap Value Fund - Class A and Russell 2500® Value Index **

(Unaudited)

Average annual total returns ***

For the periods ended March 31, 2014

	1-Year	3-Years	5-Years	Since Commencement of Operations (1)
Keeley Small-Mid Cap Value Fund
Class A	19.92%	15.76%	29.98%	9.29%
Class A (includes max 4 1/2% front-end load)	14.51%	13.98%	28.78%	8.53%
Class I	20.22%	16.04%	30.35%	9.57%
Russell 2500® Value Index	21.76%	13.88%	24.81%	8.47%

(1)	Inception date for both classes is August 15, 2007.
*	Excludes short-term investments and investments purchased with cash collateral from securities lending.
**	The Russell 2500® Value Index measures the performance of those Russell 2500® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value Indexes. These figures do not reflect any deductions for fees, expenses or taxes, and are not available for investment.
***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

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MANAGER COMMENTARY

KEELEY Mid Cap Value Fund (KMCVX - KMCIX)

In the first quarter of 2014, the KEELEY Mid Cap Value Fund (KMCVX) climbed 1.84 percent compared to a 5.22 percent increase for the Russell Mid Cap Value Index. Over the six month period ended March 31, 2014, the Fund rose 12.05 percent compared to a 14.22 percent increase for the Russell Mid Cap Value Index.

Over the past six months, all ten economic sectors of the Russell Mid Cap Value Index generated positive returns during the period, and only the consumer discretionary sector did not produce a double digit return. Unfortunately, the largest relative overweight position in the Fund was in the consumer discretionary sector and that allocation was a key factor in the Fund’s underperformance versus the benchmark. Additionally, underweight positions in the strong performing health care and technology sectors also had a negative impact on the Fund’s results over the past six months.

Two of the Fund’s top detractors were in the consumer discretionary sector. The Fund’s largest detractor was ADT Corporation (ADT), which fell over 29 percent and cost the portfolio 64 basis points of performance over the past six months. Shares of the security company fell sharply after posting a disappointed earnings release. The company cited weak customer growth as the primary cause of their earnings miss. We believe that increased competition will be a legitimate long-term competitive threat to the company and its turnaround plans, and we decided to exit the position. GNC Holdings (GNC) was the Fund’s other significant detractor in this sector after falling over 19 percent and detracting 34 basis points of return over the past six months. The specialty retailer of health and wellness products fell sharply in February of 2014 after posting disappointing earnings results. Due to a challenging near-term outlook, we are reviewing the Fund’s holding of the security.

The energy sector proved to be a bright spot over the past six months, where positive stock selection contributed 53 basis points of return to the Fund. Unit Corporation (UNT) was the Fund’s top performing stock in the sector, rising over 28 percent and adding 61 basis points of return to the portfolio. Shares of the oil and natural gas producer rallied in the first quarter of 2014 after posting an impressive earnings report with a solid long-term outlook. The company cited strong production growth as the primary cause of their positive results, and they were also pleased to make progress on a number of strategic initiatives, including the sale of certain non-core assets.

Sincerely,

John L. Keeley, Jr.	Brian R. Keeley
Lead Portfolio Manager	Co-Portfolio Manager

Kevin M. Chin

Co-Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 3/31/2014

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Mid Cap Value Fund - Class A, Russell Midcap® Value Index ** and S&P MidCap 400® Index***

(Unaudited)

Average annual total returns ****

For the periods ended March 31, 2014

	1-Year	3-Years	5-Years	Since Commencement of Operations (1)
Keeley Mid Cap Value Fund
Class A	22.08%	13.99%	22.45%	5.70%
Class A (includes max 4 1/2% front-end load)	16.59%	12.26%	21.32%	5.14%
Class I	22.35%	14.26%	22.76%	2.33%
Russell Midcap® Value Index	22.95%	15.17%	26.35%	8.71%	(2)
S&P MidCap 400® Index	21.24%	13.37%	24.86%	9.51%	(2)

(1)	Inception date is August 15, 2005 for Class A Shares and December 31, 2007 for Class I Shares.
(2)	The Since Commencement of Operations returns shown are from the commencement date of the Keeley Mid Cap Value Fund - Class A. The returns for the Russell Midcap® Value Index and S&P Midcap 400® Index since the commencement date of the Keeley Mid Cap Value Fund - Class I are 8.77% and 9.54% respectively.
*	Excludes short-term investments and investments purchased with cash collateral from securities lending.
**	The Russell Midcap® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values. These Index figures do not reflect any deduction for fees, expenses or taxes, and are not available for investment.

***	The S&P Midcap 400® Index is an unmanaged index that measures the performance of the mid-cap range of U.S. equity securities. This index figures do not reflect any deduction for fees, expenses of taxes, and are not available for investment.
****	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

MANAGER COMMENTARY

KEELEY Mid Cap Dividend Value Fund (KMDVX - KMDIX)

In the first quarter of 2014, the KEELEY Mid Cap Dividend Value Fund (KMDVX) climbed 1.88 percent compared to a 5.22 percent increase for the Russell Mid Cap Value Index. Over the past six months ended March 31, 2014, the portfolio rose 11.89 percent compared to a 14.22 percent increase for Russell Mid Cap Value Index.

Although the Fund posted solid absolute results over the past six months, it trailed the benchmark on relative basis. The Fund’s sector allocation did not have a meaningful impact on the Fund, but stock selection, specifically in the technology and consumer staples sectors, had a negative impact. Additionally, consistent overweight positions in defensive sectors such as utilities proved to be a headwind for much of 2013 until volatility returned during the first quarter of 2014. Despite the Fund’s underperformance against the benchmark, we were pleased with the Fund’s results given the portfolio’s defensive nature in an environment where more momentum-oriented stocks were driving the market higher for much of the period.

The largest detractor during the period was El Paso Pipeline Partners L.P. (EPB) which fell over 28 percent and cost the portfolio 31 basis points in performance. Shares of this master limited partnership (MLP) fell sharply in December of 2013 after a disappointing earnings forecast which may impact the future growth of the company. Leidos Holdings (LDOS) was another detractor during the quarter, after shares declined over 22 percent and detracted 25 basis points of return from the Fund. Shares of the engineering solutions company tumbled late in the first quarter of 2014 after announcing disappointing future guidance and the departure of their COO.

The top performing position over the past six months was Foot Locker, Inc. (FL), which was the primary reason that the Fund’s holdings in the consumer discretionary sector made a positive contribution to results. The athletic retailer climbed over 38 percent and added 74 basis points of return to the portfolio. Shares jumped in March of 2014 after a solid earnings report.

Sincerely,

Thomas E. Browne, Jr.	Brian P. Leonard
Lead Portfolio Manager	Co-Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 3/31/2014

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Mid Cap Dividend Value Fund - Class A and Russell Midcap® Value Index **

(Unaudited)

Average annual total returns ***

For the periods ended March 31, 2014

	1-Year	Since Commencement of Operations (1)
Keeley Mid Cap Dividend Value Fund
Class A	19.69%	26.40%
Class A (includes max 4 1/2% front-end load)	14.30%	24.09%
Class I	19.98%	26.70%
Russell Midcap® Value Index	22.95%	31.09%

(1)	Inception date for both classes is October 3, 2011.
*	Excludes short-term investments and investments purchased with cash collateral from securities lending.
**	The Russell Midcap® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values. These Index figures do not reflect any deduction for fees, expenses or taxes, and are not available for investment.
***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

MANAGER COMMENTARY

KEELEY All Cap Value Fund (KACVX - KACIX)

In the first quarter of 2014, the KEELEY All Cap Value Fund (KACVX) rose 2.62 percent compared to a 2.92 percent increase for the Russell 3000 Value Index. Over the six month period ended March 31, 2014, the Fund rose 12.26 percent compared to a 13.16 percent increase for the Russell 3000 Value Index.

Although the Fund slightly underperformed its benchmark, overall we have been pleased with the Fund’s absolute and relative performance given the current market environment. The recent volatility has impacted some of the Fund’s smaller holdings relative to the Russell 3000 Value Index, which on a weighted average has a substantially larger market capitalization than the Fund. However, later in the commentary we will provide more detail in some shifts we have made in the Fund that we believe will position the portfolio more defensively as we move forward into the latter part of 2014.

Over the past six months, the Fund’s sector allocation had a modestly positive impact on its results, while stock selection was mildly negative. Specifically, holdings in the energy sector were the primary cause of the Fund’s relative underperformance, and conversely, stock selection in the consumer discretionary sector was strong.

Although the energy sector proved to have the greatest negative impact on the Fund, the portfolio’s top detractor over the past six months was Walter Investment Management (WAC). The company has been a long-term positive contributor that was spun-out of Walter Energy many years ago. The mortgage servicer fell over 30 percent and cost the portfolio 42 basis points of return over the past six months. The Consumer Financial Protection Bureau (CFPB) announced plans to evaluate various business practices at Walter’s Green Tree servicing subsidiary. Since the CFPB was not even created when we initially purchased the security and its regulatory findings and enforcement recommendations are an ongoing uncertainty, we elected to liquidate the security. We believe Walter is positioned solidly for long-term growth, but the near-term uncertainty was too great to continue to hold the stock. We may revisit the position at a later date once the regulatory clouds subside.

Additionally, because the All Cap Value Fund has a different mandate from the other Keeley Funds with respect to market capitalization, we thought it would be prudent to communicate some thoughts that pertain specifically to the All Cap Value Fund, which supplement our thoughts discussed in the main letter to shareholders.

Markets generally don’t like uncertainty and the last six months have brought heightened geopolitical risk front and center. On top of the ongoing tensions in the Ukraine between the U.S. and Russia, a roughly 75 basis point up move in the yield curve over the last year seems to have cooled the U.S. housing market as mortgage originations have slowed dramatically year over year, down nearly 60 percent. Meanwhile, the Federal Reserve (the “Fed”) is still providing liquidity to the tune of $55 billion per month. Further, job growth remains muted and while the unemployment rate continues to fall, we believe that this result likely is a function of no longer counting people who’ve fallen out of the workforce and exhausted unemployment benefits as the workforce participation rate has fallen to lows last seen in the late 1970’s. On top of that, the income growth of the average American worker has remained virtually flat, adjusted for inflation, over the same period. The increasing regulatory burdens and the growing difficulty associated with the Affordable Care Act implementation for small businesses and their employees remains challenging. Layer on top of that high gasoline fuel costs, college education expenses that are growing at least twice the rate of inflation and food costs exacerbated by a draught and a porcine virus and it comes as no surprise to us that consumer discretionary stocks have been weak. To say the American consumer is stretched is, in our opinion, obvious.

We’ve been cautiously optimistic about the market for some time generally feeling that though some valuations were stretched, our value orientation would allow us to find solid ideas with management teams who were cutting costs and using free cash flow to increase dividends and consummate share repurchases while restructuring their businesses. And, though this continues to play out on a fundamental basis, the market is a giant discounting mechanism and the aforementioned fiscal and monetary uncertainty has tempered our optimism. Basically, while we are bottom up stock pickers, there comes a time when one has to take changing macro events under advisement. This day of reckoning has occurred over the last six months and in response we have increasingly tilted the portfolio defensively by adding utilities, staples, and healthcare spin-offs. We have also shifted the Fund’s consumer discretionary holdings into positions that have less direct exposure to the consumer.

But not all value situations are the same. The large national money center banks, Citigroup (C), Bank of America (BAC) and JP Morgan (JPM), all arguably present relative value. Yet in the past year, JP Morgan has paid some $30 billion in various regulatory fines and absorbed significant trading losses due to poor risk management. Further, Citigroup’s recent Comprehensive Capital Analysis and Review (CCAR) admission to the Fed was rejected, and Bank of America recently discovered a $4 billion capital error in the data it has provided to the Fed since 2009 and thus suspended its capital return plans for the time being. We remain skeptical that significant financial institutions are properly managed and capitalized and therefore we prefer investments in smaller, far more transparent organizations with fewer management challenges.

Fortunately, a plethora of spin offs and announced restructurings have kept us busy, and merger and acquisition activity seems to have increased of late. It’s in these moments of change that we tend to find what we believe are our best ideas, and we aspire to uncover a number of great investment options over the balance of the year. We believe that a great unwinding of conglomerates is in its early stages and most every company in which the Fund holds a position has a management team focused on rationalizing costs while paying dividends and repurchasing shares. We believe this combination of investment fundamentals can provide the Fund with downside protection while simultaneously providing the change needed to boost margins and returns. Our primary job is always the preservation of capital followed closely by excellent returns consistent with our investment strategy. At this point, we believe the Fund is constructed in such a way to minimize the uncertainty that is likely to remain for the balance of the year. Some years are more challenging than others, and this year may be one of those years. We are grateful for your business, steadfast in our investment approach and look forward to the challenge in front of us.

Sincerely,

John L. Keeley, Jr.	Brian R. Keeley
Lead Portfolio Manager	Co-Portfolio Manager

Edwin C. Ciskowski

Co-Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 3/31/2014

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley All Cap Value Fund - Class A and Russell 3000® Value Index **

(Unaudited)

Average annual total returns ***

For the periods ended March 31, 2014

	1-Year	3-Years	5-Years	Since Commencement of Operations (1)
Keeley All Cap Value Fund
Class A	21.76%	15.22%	26.41%	8.19%
Class A (includes max 4 1/2% front-end load)	16.30%	13.46%	25.25%	7.55%
Class I	22.05%	15.50%	26.71%	5.61%
Russell 3000® Value Index	21.65%	14.63%	21.88%	6.91%	(2)

(1)	Inception date is June 14, 2006 for Class A Shares and December 31, 2007 for Class I Shares.
(2)	The Since Commencement of Operations return shown is from the commencement date of the Keeley All Cap Value Fund - Class A. The return for the Russell 3000® Value Index since the commencement date of the Keeley All Cap Value Fund - Class I is 5.81%.
*	Excludes short-term investments and investments purchased with cash collateral from securities lending.
**	The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index also are members of either the Russell 1000® Value or the Russell 2000® Value indexes. These index figures do not reflect any deduction for fees, expenses or taxes, and are not available for investment.

***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

(This page is intentionally left blank.)

MANAGER COMMENTARY

KEELEY Alternative Value Fund (KALVX - KALIX)

In the first quarter of 2014, the KEELEY Alternative Value Fund (KALVX) declined 2.61 percent compared to a 1.81 percent rise for the S&P 500 Index and a 3.52 percent increase for the Russell 2500 Value Index. Over the past six months ended March 31, 2014, the portfolio rose 2.96 percent compared to a 12.51 percent increase for the S&P 500 Index and a 12.67 percent return for the Russell 2500 Value Index.

The long-side of the portfolio was challenged over the past six months by underperforming stock selection. Specifically, the Fund’s holdings in the energy and consumer discretionary sectors accounted for the majority of relative underperformance. Conversely, strong stock picking in the industrial sector made a positive contribution over the past six months.

One of the challenges for the Fund is when a combination of relative underperformance on the long-side of the portfolio is combined with incorrectly timed hedging activity by sub-advisor Broadmark Asset Management (“Broadmark”). In general, short-term market volatility is commonly a difficult environment to hedge effectively, and therefore is a challenging environment for the Fund. These factors were at play over the past six months and short-term volatility was especially high from January to March of 2014. This was a major factor in the Fund’s underperformance during this time period.

Broadmark’s investment process begins with an assessment of the fundamental economic environment through valuation, monetary policy, and investor sentiment. Next they validate these qualitative factors with a more quantitative assessment through their multi-factor momentum model. Here is a brief survey of these “Four Pillars” of their investment process as of the end of the first quarter of 2014:

Valuation: Continues to be ranked as slightly elevated, but when adjusted for interest rates and inflation, in their opinion, stocks are fairly valued on a historical basis.

Monetary Policy: Remains positive and credit spreads are tight despite comments from the Federal Reserve that the first interest rate hike may come following the end of tapering.

Investor Sentiment: Was mixed, as Broadmark’s intermediate models were still negative as the market continued to reach new highs. The short-term models had corrected to pessimistic levels (positive) following the mid-March pull back.

Momentum: Market corrections typically begin with deteriorating short-term momentum. Broadmark’s short-term momentum models have turned negative and while the intermediate and long-term models are still positive, they are beginning to see deterioration. For example, the higher beta segments of the market began to underperform large-cap stocks, which can be a precursor to a troubled stock market.

The Fund was 22 percent hedged coming into 2014 as bullish sentiment rose to a three-year peak. As the geopolitical turmoil increased, so did volatility, resulting in a more cautious position. The hedge was increased to 72 percent in early February of

2014, which proved to be the most defensive position during the quarter. Momentum improved slightly following the pull-back, and Broadmark incrementally reduced the hedge on the portfolio to 0 percent on the break-out in relative strength of the Russell 2000 Index. However, there was quick reversal in relative strength coupled with negative sentiment and deteriorating momentum resulting in a final hedge of 61 percent to close the first quarter of 2014. The missing ingredient for the start of a new bear market is negative credit conditions. Therefore, we continue to view any renewed volatility as a garden variety type short-term correction. Tactically, if Broadmark sees further improvement in sentiment and momentum stabilizes, it would look to further reduce the Fund’s hedging activity. Although we remain confident in the outlook for equities and the long-side of the portfolio continues to be fully invested, Broadmark’s ability to hedge some or the entire portfolio could be an advantage should the volatility that we have experienced thus far in 2014 continue.

Sincerely,

John L. Keeley, Jr.	Brian R. Keeley
Lead Portfolio Manager	Co-Portfolio Manager

Kevin M. Chin

Co-Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 3/31/2014

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Alternative Value Fund - Class A, S&P 500® ** and Russell 2500® Value *** Indexes

(Unaudited)

Average annual total returns ****

For the periods ended March 31, 2014

	1-Year	3-Years	Since Commencement of Operations (1)
Keeley Alternative Value Fund
Class A	5.68%	6.56%	7.14%
Class A (includes max 4 1/2% front-end load)	0.93%	4.93%	5.92%
Class I	5.91%	6.82%	7.43%
S&P 500® Index	21.86%	14.66%	14.70%
Russell 2500® Value Index	21.76%	13.88%	15.73%

(1)	Inception date for both classes is April 1, 2010.
*	Excludes short-term investments and investments purchased with cash collateral from securities lending.
**	The S&P 500® Index is an unmanaged index generally considered representative of the stock market as a whole. The index focuses on the large-cap segment of the U.S. equities market. The S&P 500® Index returns include reinvestment of dividends. These figures do not reflect any deductions for fees, expenses or taxes, and are not available for investment.
***	The Russell 2500® Value Index measures the performance of those Russell 2500® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value Indexes. The Russell 2500® Value Index is unmanaged and returns include reinvestment of dividends. These figures do not reflect any deductions for fees, expenses or taxes, and are not available for investment.
****	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

(This page is intentionally left blank.)

KEELEY Funds, Inc.

Expense Example

For the Six Month Period Ended March 31, 2014

(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2013 to March 31, 2014 (the “period”) for the Small Cap Value Fund, the Small Cap Dividend Value Fund, the Small-Mid Cap Value Fund, the Mid Cap Value Fund, the Mid Cap Dividend Value Fund, the All Cap Value Fund, and the Alternative Value Fund.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

	CLASS A
	Beginning account value	Ending account value	Annual Expense Ratio **	Expenses Paid During the Period *
Small Cap Value Fund	$1,000.00	$1,078.40	1.35%	$7.00
Small Cap Dividend Value Fund	1,000.00	1,109.50	1.39%	7.31
Small-Mid Cap Value Fund	1,000.00	1,095.70	1.39%	7.26
Mid Cap Value Fund	1,000.00	1,120.50	1.39%	7.35
Mid Cap Dividend Value Fund	1,000.00	1,118.90	1.39%	7.34
All Cap Value Fund	1,000.00	1,122.60	1.39%	7.36
Alternative Value Fund	1,000.00	1,029.60	2.02%	10.22

	CLASS I
	Beginning account value	Ending account value	Annual Expense Ratio **	Expenses Paid During the Period *
Small Cap Value Fund	$1,000.00	$1,079.80	1.10%	$5.70
Small Cap Dividend Value Fund	1,000.00	1,111.30	1.14%	6.00
Small-Mid Cap Value Fund	1,000.00	1,096.80	1.14%	5.96
Mid Cap Value Fund	1,000.00	1,121.60	1.14%	6.03
Mid Cap Dividend Value Fund	1,000.00	1,120.20	1.14%	6.03
All Cap Value Fund	1,000.00	1,123.90	1.14%	6.04
Alternative Value Fund	1,000.00	1,030.20	1.77%	8.96

*	Expenses are equal to the Funds’ expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by 182/365 for the Funds (to reflect the one-half year period).
**	Includes interest and dividend expense, where applicable.

KEELEY Funds, Inc.

Expense Example (Continued)

For the Six Month Period Ended March 31, 2014

(Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table below is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

	CLASS A
	Beginning account value	Ending account value	Annual Expense Ratio **	Expenses Paid During the Period *
Small Cap Value Fund	$1,000.00	$1,018.20	1.35%	$6.79
Small Cap Dividend Value Fund	1,000.00	1,018.00	1.39%	6.99
Small-Mid Cap Value Fund	1,000.00	1,018.00	1.39%	6.99
Mid Cap Value Fund	1,000.00	1,018.00	1.39%	6.99
Mid Cap Dividend Value Fund	1,000.00	1,018.00	1.39%	6.99
All Cap Value Fund	1,000.00	1,018.00	1.39%	6.99
Alternative Value Fund	1,000.00	1,014.86	2.02%	10.15

	CLASS I
	Beginning account value	Ending account value	Annual Expense Ratio **	Expenses Paid During the Period *
Small Cap Value Fund	$1,000.00	$1,019.45	1.10%	$5.54
Small Cap Dividend Value Fund	1,000.00	1,019.25	1.14%	5.74
Small-Mid Cap Value Fund	1,000.00	1,019.25	1.14%	5.74
Mid Cap Value Fund	1,000.00	1,019.25	1.14%	5.74
Mid Cap Dividend Value Fund	1,000.00	1,019.25	1.14%	5.74
All Cap Value Fund	1,000.00	1,019.25	1.14%	5.74
Alternative Value Fund	1,000.00	1,016.11	1.77%	8.90

*	Expenses are equal to the Funds’ expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by 182/365 for the Funds (to reflect the one-half year period).
**	Includes interest and dividend expense, where applicable.

KEELEY Small Cap Value Fund

SCHEDULE OF INVESTMENTS

March 31, 2014 (Unaudited)

Shares		Value
	COMMON STOCKS – 99.88%
	Aerospace & Defense – 2.09%
1,853,000	GenCorp, Inc. (a)(b)	$33,854,310
314,500	Teledyne Technologies, Inc. (a)	30,610,285

		64,464,595

	Auto Components – 3.06%
1,572,825	American Axle & Manufacturing Holdings, Inc. (a)	29,128,719
1,471,529	Dana Holding Corp.	34,242,480
1,659,000	Federal Mogul Corp. (a)	31,039,890

		94,411,089

	Building Products – 1.70%
508,428	A.O. Smith Corporation	23,397,856
1,660,000	NCI Building Systems, Inc. (a)	28,983,600

		52,381,456

	Capital Markets – 0.91%
363,000	Gamco Investors, Inc. (c)	28,186,950

	Chemicals – 1.46%
1,221,400	Chemtura Corp. (a)	30,889,206
250,000	Sensient Technologies Corp.	14,102,500

		44,991,706

	Commercial Banks – 5.42%
1,344,000	BancorpSouth, Inc.	33,546,240
1,135,500	Glacier Bancorp, Inc.	33,008,985
514,775	UMB Financial Corp.	33,305,943
1,232,534	Union First Market Bankshares Corp. (b)	31,331,014
740,000	Wintrust Financial Corp.	36,008,400

		167,200,582

	Commercial Services & Supplies – 1.17%
1,489,982	Ritchie Bros. Auctioneers (b)	35,953,266

	Communications Equipment – 1.16%
3,374,000	Mitel Networks Corp. (a)	35,730,660

Shares		Value
	Computers & Peripherals – 1.25%
965,255	Diebold, Inc. (b)	$38,504,022

	Construction & Engineering – 1.02%
360,700	Chicago Bridge & Iron Co. — ADR	31,435,005

	Consumer Finance – 0.99%
1,250,000	SLM Corp.	30,600,000

	Distributors – 1.03%
436,000	Core Mark Holding Company, Inc.	31,653,600

	Diversified Consumer Services – 1.96%
1,412,476	Carriage Services, Inc. (c)	25,763,562
1,070,160	Hillenbrand, Inc.	34,598,273

		60,361,835

	Diversified Financial Services – 2.05%
951,841	Air Lease Corp.	35,494,151
466,500	MarketAxess Holdings, Inc.	27,626,130

		63,120,281

	Electric Utilities – 0.98%
574,900	Allete, Inc.	30,136,258

	Electrical Equipment – 2.09%
759,708	Franklin Electric, Inc.	32,302,784
543,500	Generac Holdings, Inc.	32,050,195

		64,352,979

	Electronic Equipment, Instruments & Components – 0.77%
750,000	Knowles Corp. (a)	23,677,500

	Energy Equipment & Services – 2.51%
480,000	C&J Energy Services, Inc. (a)	13,996,800
1,149,837	Era Group, Inc. (a)(c)	33,701,722
1,286,063	Helix Energy Solutions Group, Inc. (a)	29,553,728

		77,252,250

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014 (Unaudited)

Shares		Value
	Food Products – 3.06%
603,488	Post Holdings, Inc. (a)	$33,264,258
1,037,000	Snyders-Lance, Inc.	29,233,030
443,000	TreeHouse Foods, Inc. (a)	31,891,570

		94,388,858

	Gas Utilities – 0.55%
475,000	One Gas, Inc. (a)	17,066,750

	Health Care Equipment & Supplies – 2.03%
769,000	Hill-Rom Holdings, Inc.	29,637,260
1,063,000	Wright Medical Group, Inc. (a)	33,027,410

		62,664,670

	Health Care Providers & Services – 0.97%
887,500	Hanger Orthopedic Group, Inc. (a)	29,891,000

	Home Furnishings – 0.89%
649,500	Fortune Brands Home & Security, Inc.	27,330,960

	Hotels, Restaurants & Leisure – 8.83%
628,900	Bob Evans Farms, Inc. (b)	31,463,867
480,000	Caesars Acquisition Co. (a)(b)	6,820,800
3,202,521	Carrols Restaurant Group, Inc. (a)(c)	22,962,076
1,020,000	Del Friscos Restaurant Group, Inc. (a)	28,458,000
5,164,850	Denny’s Corp. (a)(c)	33,209,985
716,000	Fiesta Restaurant Group, Inc. (a)	32,642,440
1,586,200	Intrawest Resorts Holdings, Inc. (a)	20,684,048
613,000	Marriott Vacations Worldwide Corp. (a)	34,272,830
760,990	Popeyes Louisiana Kitchen, Inc. (a)	30,926,634
444,000	Vail Resorts, Inc.	30,946,800

		272,387,480

Shares		Value
	Household Durables – 1.18%
432,500	Taylor Morrison Home Corp. (a)	$10,163,750
1,618,578	Tri Pointe Homes, Inc. (a)(b)(c)	26,269,521

		36,433,271

	Household Products – 1.06%
408,500	Spectrum Brands Holdings, Inc.	32,557,450

	Industrial Conglomerates – 0.94%
680,000	ITT Corp.	29,076,800

	Insurance – 3.20%
1,364,569	American Equity Investment Life Holding Co.	32,231,120
583,400	Hanover Insurance Group, Inc.	35,844,096
582,000	Protective Life Corp.	30,607,380

		98,682,596

	Internet & Catalog Retail – 0.94%
914,060	FTD Companies, Inc. (a)(b)	29,076,249

	IT Services – 2.94%
1,016,000	Corelogic, Inc. (a)	30,520,640
1,348,000	Evertec, Inc.	33,295,600
283,000	Wex, Inc. (a)	26,899,150

		90,715,390

	Machinery – 9.81%
858,452	Actuant Corp. – Class A	29,316,136
474,000	EnPro Industries, Inc. (a)	34,445,580
435,000	Esco Technologies, Inc.	15,307,650
1,167,884	Harsco Corp.	27,363,522
1,126,824	John Bean Technologies Corp.	34,818,862
636,500	L.B. Foster Co. (c)	29,820,025
977,000	Manitowoc, Inc.	30,726,650
470,000	RBC Bearings, Inc. (a)	29,939,000
1,279,790	Rexnord Corp. (a)	37,088,314
513,000	Tennant Co.	33,663,060

		302,488,799

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014 (Unaudited)

Shares		Value
	Media – 1.23%
1,174,000	Starz (a)	$37,896,720

	Metals & Mining – 1.03%
446,500	Kaiser Aluminum Corp.	31,889,030

	Multi-Utilities – 1.06%
828,840	Vectren Corp.	32,648,008

	Oil, Gas & Consumable Fuels – 4.13%
743,081	Bonanza Creek Energy, Inc. (a)	32,992,796
1,184,735	Sanchez Energy Corp. (a)(b)	35,103,698
2,939,554	Synergy Resources Corp. (a)	31,600,206
3,360,731	Triangle Petroleum Corp. (a)(b)	27,692,423

		127,389,123

	Paper & Forest Products – 3.02%
556,000	Clearwater Paper Corp. (a)	34,844,520
359,500	Deltic Timber Corp.	23,450,185
1,207,000	Kapstone Paper & Packaging Corp. (a)	34,809,880

		93,104,585

	Pharmaceuticals – 0.87%
985,159	Prestige Brands Holdings, Inc. (a)	26,845,583

	Real Estate Investment Trusts (REITs) – 4.31%
175,001	Corrections Corporation of America	5,481,031
864,884	Gaming & Leisure Properties, Inc.	31,533,670
807,000	Ryman Hospitality Properties, Inc. (b)	34,313,640
1,202,057	Sabra Health Care REIT, Inc.	33,525,370
2,543,613	Spirit Realty Capital, Inc.	27,928,871

		132,782,582

	Real Estate Management & Development – 0.83%
1,443,730	Forestar Group, Inc. (a)	25,698,394

Shares		Value
	Road & Rail – 1.89%
131,500	AMERCO	$30,523,780
285,000	Genesee & Wyoming, Inc. (a)	27,736,200

		58,259,980

	Semiconductors & Semiconductor Equipment – 1.04%
2,326,900	Fairchild Semiconductor International, Inc. (a)	32,087,951

	Software – 2.15%
1,022,847	Monotype Imaging Holdings, Inc.	30,828,608
755,344	Verint Systems, Inc. (a)	35,448,294

		66,276,902

	Specialty Retail – 2.39%
1,055,000	Big 5 Sporting Goods Corp.	16,932,750
963,000	CST Brands, Inc.	30,084,120
623,500	Penske Automotive Group, Inc.	26,660,860

		73,677,730

	Thrifts & Mortgage Finance – 5.83%
2,260,200	Capitol Federal Financial	28,365,510
1,057,195	Hometrust Bancshares, Inc. (a)(c)	16,682,537
495,500	Iberiabank Corp.	34,759,325
1,180,116	Investors Bancorp, Inc.	32,618,406
1,598,500	Provident Financial Services, Inc.	29,364,445
1,320,500	ViewPoint Financial Group	38,096,425

		179,886,648

	Trading Companies & Distributors – 1.04%
790,466	Kaman Corp.	32,156,157

	Transportation Infrastructure – 1.04%
561,500	Macquarie Infrastructure Company LLC	32,157,105

	Total Common Stocks (Cost $2,224,234,437)	$3,079,930,804

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014 (Unaudited)

Principal Amount		Value
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING – 1.64%
	Repurchase Agreements – 1.51%
$46,537,000	Credit Suisse First Boston Repurchase Agreement, (Dated 3/31/2014), 0.05%, due 4/1/2014, (Repurchased proceeds $46,537,065); [Collateralized by $121,330,000 U.S. Treasury STRIP 4.63%, 02/15/2040 (Market Value $47,467,938)	$46,537,000

Shares
	Money Market Funds – 0.13%
2,002,370	Goldman Sachs Financial Square Money Market Fund, 0.06%	2,002,370
1,950,256	Dreyfus Institutional Cash Advantage Fund, 0.05%	1,950,256

		3,952,626

	Total Investments Purchased With Cash Collateral From Securities Lending (Cost $50,489,626)	$50,489,626

Shares		Value
	SHORT TERM INVESTMENTS – 0.00%
	Money Market Funds – 0.00%
999	Fidelity Institutional Money Market Portfolio, 0.01%	$999

	Total Short Term Investments (Cost $999)	$999

	Total Investments – 101.52%
	(Cost $2,274,725,062)	$3,130,421,429
	Other Liabilities in Excess of Assets – 1.52%	(46,885,366)

	TOTAL NET ASSETS – 100.00%	$3,083,536,063

Percentages are stated as a percent of net assets.

ADR – American	Depository Receipt

(a)	Non-income producing security.

(b)	All or a portion of security is out on loan. See Note 2F in the Notes to the Financial Statements.

(c)	Affiliated issuer. See Note 9 in the Notes to the Financial Statements.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS

March 31, 2014 (Unaudited)

Shares		Value

	COMMON STOCKS – 98.45%
	Auto Components – 0.98%
85,200	Superior Industries International, Inc.	$1,745,748

	Capital Markets – 2.73%
145,400	Manning & Napier, Inc.	2,438,358
132,100	Silvercrest Asset Management Group, Inc. – Class A	2,416,109

		4,854,467

	Chemicals – 2.54%
53,500	American Vanguard Corp.	1,158,275
52,680	Innophos Holdings, Inc.	2,986,956
23,100	KMG Chemicals, Inc.	362,208

		4,507,439

	Commercial Banks – 10.53%
160,100	BancorpSouth, Inc.	3,996,096
105,200	Columbia Banking System, Inc.	3,000,304
125,300	FirstMerit Corp.	2,609,999
130,300	Glacier Bancorp, Inc.	3,787,821
83,600	Union First Market Bankshares Corp.	2,125,112
65,900	Wintrust Financial Corp.	3,206,694

		18,726,026

	Commercial Services & Supplies – 1.33%
45,000	Deluxe Corp.	2,361,150

	Communications Equipment – 1.08%
78,500	Adtran, Inc.	1,916,185

	Construction & Engineering – 2.83%
209,000	Great Lakes Dredge & Dock Corp. (a)	1,908,170
104,000	Primoris Services Corp.	3,117,920

		5,026,090

	Electric Utilities – 4.19%
45,600	Allete, Inc.	2,390,352
70,500	El Paso Electric Co.	2,518,965
93,787	PNM Resources, Inc.	2,535,062

		7,444,379

	Electrical Equipment – 2.62%
52,201	AZZ, Inc.	2,332,341

Shares		Value

	Electrical Equipment – (Continued)
32,000	Regal Beloit Corp.	$2,326,720

		4,659,061

	Electronic Equipment, Instruments & Components – 3.55%
175,605	AVX Corp.	2,314,474
61,000	Daktronics, Inc.	877,790
25,900	MTS Systems Corp.	1,773,891
124,600	Richardson Electronics Ltd.	1,340,696

		6,306,851

	Energy Equipment & Services – 2.66%
30,100	Bristow Group, Inc.	2,273,152
50,400	Tidewater, Inc.	2,450,448

		4,723,600

	Food Products – 1.41%
32,000	Sanderson Farms, Inc.	2,511,680

	Gas Utilities – 2.24%
61,000	One Gas, Inc. (a)	2,191,730
31,800	South Jersey Industries, Inc.	1,783,662

		3,975,392

	Health Care Equipment & Supplies – 2.62%
53,900	CONMED Corporation	2,341,955
106,200	Meridian Bioscience, Inc.	2,314,098

		4,656,053

	Health Care Providers & Services – 2.36%
22,200	Chemed Corp.	1,985,790
32,900	Owens & Minor, Inc.	1,152,487
30,643	U. S. Physical Therapy, Inc.	1,059,328

		4,197,605

	Hotels, Restaurants & Leisure – 3.28%
31,700	Bob Evans Farms, Inc.	1,585,951
153,800	Einstein Noah Restaurant Group, Inc.	2,531,548
65,869	Interval Leisure Group, Inc.	1,721,816

		5,839,315

	Household Durables – 0.66%
21,525	Nacco Industries, Inc.	1,166,870

	Insurance – 4.32%
48,200	Arthur J. Gallagher & Co.	2,293,356

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014 (Unaudited)

Shares		Value

	Insurance – (Continued)
82,000	Protective Life Corp.	$4,312,380
13,500	Reinsurance Group of America, Inc.	1,075,005

		7,680,741

	IT Services – 1.25%
162,900	EPIQ Systems, Inc.	2,220,327

	Machinery – 4.85%
118,210	Global Power Equipment Group, Inc.	2,351,197
72,000	Harsco Corp.	1,686,960
55,500	John Bean Technologies Corp.	1,714,950
80,200	Titan International, Inc.	1,522,998
18,800	Trinity Industries, Inc.	1,354,916

		8,631,021

	Media – 0.98%
60,400	World Wrestling Entertainment, Inc.	1,744,352

	Metals & Mining – 0.97%
91,000	Commercial Metals Co.	1,718,080

	Multi-line Retail – 0.76%
55,300	Stage Stores, Inc.	1,352,085

	Multi-Utilities – 0.91%
34,100	Northwestern Corp.	1,617,363

	Oil, Gas & Consumable Fuels – 3.62%
131,000	Alon USA Energy, Inc.	1,957,140
251,100	EXCO Resources, Inc.	1,406,160
69,700	World Fuel Services Corp.	3,073,770

		6,437,070

	Paper & Forest Products – 2.80%
47,000	Neenah Paper, Inc.	2,430,840
93,370	P.H. Glatfelter Company	2,541,531

		4,972,371

	Real Estate Investment Trusts (REITs) – 12.64%
74,300	Aviv REIT, Inc.	1,816,635
107,000	Chatham Lodging Trust	2,163,540
298,200	CorEnergy Infrastructure Trust, Inc.	2,012,850
234,800	Education Realty Trust, Inc.	2,317,476

Shares		Value

	Real Estate Investment Trusts (REITs) – (Continued)
40,800	Equity Lifestyle Properties, Inc.	$1,658,520
59,400	Ryman Hospitality Properties, Inc.	2,525,688
71,455	Sabra Health Care REIT, Inc.	1,992,880
236,766	Spirit Realty Capital, Inc.	2,599,691
137,600	STAG Industrial, Inc.	3,316,160
221,900	Summit Hotel Properties, Inc.	2,059,232

		22,462,672

	Semiconductors & Semiconductor Equipment – 3.19%
196,700	Cohu, Inc.	2,112,558
184,400	Cypress Semiconductor Corp.	1,893,788
147,000	Ixys Corp.	1,668,450

		5,674,796

	Specialty Retail – 3.86%
75,300	CST Brands, Inc.	2,352,372
66,000	Destination Maternity Corp.	1,808,400
57,700	Foot Locker, Inc.	2,710,746

		6,871,518

	Textiles, Apparel & Luxury Goods – 0.73%
69,018	R.G. Barry Corp.	1,303,060

	Thrifts & Mortgage Finance – 6.25%
26,500	Franklin Financial Corp. (a)	518,340
42,200	Iberiabank Corp.	2,960,330
156,000	Northwest Bancshares, Inc.	2,277,600
143,300	Oritani Financial Corp.	2,265,573
107,000	ViewPoint Financial Group	3,086,950

		11,108,793

	Trading Companies & Distributors – 2.85%
73,500	Kaman Corp.	2,989,980
54,300	Textainer Group Holdings Ltd.	2,078,061

		5,068,041

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014 (Unaudited)

Shares		Value

	Transportation Infrastructure – 0.86%
26,700	Macquarie Infrastructure Company LLC	$1,529,109

	Total Common Stocks (Cost $142,677,212)	$175,009,310

	SHORT TERM INVESTMENTS – 2.18%
	Money Market Funds – 2.18%
3,877,357	Fidelity Institutional Money Market Portfolio, 0.01%	$3,877,357

	Total Short Term Investments (Cost $3,877,357)	$3,877,357

	Total Investments – 100.63%
	(Cost $146,554,569)	$178,886,667
	Liabilities in Excess of Other Assets – (0.63)%	(1,112,242)

	TOTAL NET ASSETS – 100.00%	$177,774,425

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund

SCHEDULE OF INVESTMENTS

March 31, 2014 (Unaudited)

Shares		Value

	COMMON STOCKS – 99.06%
	Aerospace & Defense – 1.03%
169,500	GenCorp, Inc. (a)	$3,096,765

	Auto Components – 2.22%
109,000	Allison Transmission Holdings, Inc.	3,263,460
50,000	Delphi Automotive PLC	3,393,000

		6,656,460

	Building Products – 1.03%
67,000	A.O. Smith Corporation	3,083,340

	Capital Markets – 4.54%
288,000	Janus Capital Group, Inc.	3,130,560
77,000	Legg Mason, Inc.	3,776,080
54,000	Oaktree Capital Group LLC	3,140,640
196,620	Silvercrest Asset Management Group, Inc. –Class A	3,596,180

		13,643,460

	Chemicals – 2.15%
33,000	Ashland, Inc.	3,282,840
125,500	Chemtura Corp. (a)	3,173,895

		6,456,735

	Commercial Banks – 2.25%
53,000	UMB Financial Corp.	3,429,100
68,500	Wintrust Financial Corp.	3,333,210

		6,762,310

	Commercial Services & Supplies – 2.14%
90,000	Copart, Inc. (a)	3,275,100
115,000	Iron Mountain, Inc.	3,170,550

		6,445,650

	Communications Equipment – 1.21%
344,000	Mitel Networks Corp. (a)	3,642,960

	Computers & Peripherals – 1.19%
98,000	NCR Corp. (a)	3,581,900

	Construction & Engineering – 1.17%
40,500	Chicago Bridge & Iron Co. – ADR	3,529,575

	Consumer Finance – 2.11%
54,500	Discover Financial Services	3,171,355

Shares		Value

	Consumer Finance – (Continued)
130,000	SLM Corp.	$3,182,400

		6,353,755

	Diversified Consumer Services – 1.07%
176,000	Carriage Services, Inc.	3,210,240

	Diversified Financial Services – 3.48%
93,000	Air Lease Corp.	3,467,970
66,500	CIT Group, Inc.	3,259,830
119,000	Fidelity National Financial, Inc.	3,741,360

		10,469,160

	Electrical Equipment – 1.24%
63,000	Generac Holdings, Inc.	3,715,110

	Energy Equipment & Services – 3.42%
138,500	Helix Energy Solutions Group, Inc. (a)	3,182,730
33,500	Oil States International, Inc. (a)	3,303,100
123,000	Superior Energy Services, Inc.	3,783,480

		10,269,310

	Food Products – 2.26%
160,000	Flowers Foods, Inc.	3,432,000
90,000	Hillshire Brands Co.	3,353,400

		6,785,400

	Gas Utilities – 1.05%
45,000	National Fuel Gas Co.	3,151,800

	Health Care Equipment & Supplies – 2.12%
82,000	Hill-Rom Holdings, Inc.	3,160,280
103,000	Wright Medical Group, Inc. (a)	3,200,210

		6,360,490

	Health Care Providers & Services – 2.25%
51,000	Cardinal Health, Inc.	3,568,980
94,500	Hanger Orthopedic Group, Inc. (a)	3,182,760

		6,751,740

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014 (Unaudited)

Shares		Value

	Home Furnishings – 1.02%
73,000	Fortune Brands Home & Security, Inc.	$3,071,840

	Hotels, Restaurants & Leisure – 5.38%
466,000	Denny’s Corp. (a)	2,996,380
69,500	Fiesta Restaurant Group, Inc. (a)	3,168,505
58,000	Jack In The Box, Inc. (a)	3,418,520
61,000	Marriott Vacations Worldwide Corp. (a)	3,410,510
43,500	Wyndham Worldwide Corp.	3,185,505

		16,179,420

	Household Durables – 2.10%
54,243	Jarden Corp. (a)	3,245,359
188,000	Tri Pointe Homes, Inc. (a)	3,051,240

		6,296,599

	Household Products – 1.17%
44,000	Spectrum Brands Holdings, Inc.	3,506,800

	Industrial Conglomerates – 2.22%
80,000	ITT Corp.	3,420,800
77,000	Tyco International Ltd.	3,264,800

		6,685,600

	Insurance – 3.29%
67,500	Arthur J. Gallagher & Co.	3,211,650
197,000	Genworth Financial, Inc. (a)	3,492,810
60,500	Protective Life Corp.	3,181,695

		9,886,155

	Internet & Catalog Retail – 1.05%
99,000	FTD Companies, Inc. (a)	3,149,190

	IT Services – 2.11%
85,000	Broadridge Financial Solutions, Inc.	3,156,900
33,500	Wex, Inc. (a)	3,184,175

		6,341,075

	Machinery – 8.98%
43,000	EnPro Industries, Inc. (a)	3,124,810
88,000	Esco Technologies, Inc.	3,096,720
105,000	John Bean Technologies Corp.	3,244,500
68,000	L.B. Foster Co.	3,185,800

Shares		Value

	Machinery – (Continued)
121,000	Manitowoc, Inc.	$3,805,450
117,700	Rexnord Corp. (a)	3,410,946
80,000	Terex Corp.	3,544,000
46,000	Wabtec Corp.	3,565,000

		26,977,226

	Media – 3.33%
60,000	Lamar Advertising Co. (a)	3,059,400
105,000	Starz (a)	3,389,400
44,500	Tribune Co. (a)	3,544,425

		9,993,225

	Metals & Mining – 2.15%
171,000	Commercial Metals Co.	3,228,480
45,600	Kaiser Aluminum Corp.	3,256,752

		6,485,232

	Multiline Retail – 1.01%
58,000	Dollar Tree, Inc. (a)	3,026,440

	Multi-Utilities – 1.15%
87,500	Vectren Corp.	3,446,625

	Oil, Gas & Consumable Fuels – 4.63%
69,000	Bonanza Creek Energy, Inc. (a)	3,063,600
46,000	Energen Corp.	3,717,260
134,000	Rice Energy, Inc. (a)	3,536,260
121,000	Sanchez Energy Corp. (a)	3,585,230

		13,902,350

	Real Estate Investment Trusts (REITs) – 5.24%
94,605	Corrections Corporation of America	2,963,028
86,445	Gaming & Leisure Properties, Inc.	3,151,785
75,673	Ryman Hospitality Properties, Inc.	3,217,616
115,000	Sabra Health Care REIT, Inc.	3,207,350
293,290	Spirit Realty Capital, Inc.	3,220,324

		15,760,103

	Real Estate Management & Development – 1.01%
170,000	Forestar Group, Inc. (a)	3,026,000

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014 (Unaudited)

Shares		Value
	Road & Rail – 2.21%
32,500	Genesee & Wyoming, Inc. (a)	$3,162,900
43,500	Ryder System, Inc.	3,476,520

		6,639,420

	Software – 2.21%
105,000	Monotype Imaging Holdings, Inc.	3,164,700
74,000	Verint Systems, Inc. (a)	3,472,820

		6,637,520

	Specialty Retail – 5.21%
48,500	Cabelas, Inc. (a)	3,177,235
101,000	CST Brands, Inc.	3,155,240
70,000	GNC Holdings, Inc.	3,081,400
105,000	Haverty Furniture, Inc.	3,118,500
73,000	Penske Automotive Group, Inc.	3,121,480

		15,653,855

	Textiles, Apparel & Luxury Goods – 2.24%
44,000	Hanesbrands, Inc.	3,365,120
27,000	PVH Corp.	3,368,790

		6,733,910

	Thrifts & Mortgage Finance – 1.25%
130,000	ViewPoint Financial Group	3,750,500

	Transportation Infrastructure – 1.07%
56,000	Macquarie Infrastructure Company LLC	3,207,120

	Water Utilities – 1.10%
73,000	American Water Works Company, Inc.	3,314,200

	Total Common Stocks (Cost $213,880,860)	$297,636,565

Shares		Value
	SHORT TERM INVESTMENTS – 0.94%
	Money Market Funds – 0.94%
2,817,290	Fidelity Institutional Money Market Portfolio, 0.01%	$2,817,290

	Total Short Term Investments (Cost $2,817,290)	$2,817,290

	Total Investments – 100.00%
	(Cost $216,698,150)	$300,453,855
	Other Assets in Excess of Liabilities – 0.00%	8,017

	TOTAL NET ASSETS – 100.00%	$300,461,872

Percentages are stated as a percent of net assets.

ADR – American Depository Receipt

(a)	Non-income producing security.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Value Fund

SCHEDULE OF INVESTMENTS

March 31, 2014 (Unaudited)

Shares		Value

	COMMON STOCKS – 98.06%
	Auto Components – 1.96%
26,000	Delphi Automotive PLC	$1,764,360

	Capital Markets – 5.01%
14,600	Ameriprise Financial, Inc.	1,607,022
39,800	Invesco Ltd.	1,472,600
24,504	Oaktree Capital Group LLC	1,425,153

		4,504,775

	Chemicals – 4.43%
15,900	Ashland, Inc.	1,581,732
19,800	FMC Corp.	1,515,888
8,900	W.R. Grace & Co. (a)	882,613

		3,980,233

	Commercial Banks – 1.80%
23,374	BOK Financial Corp.	1,613,975

	Commercial Services & Supplies – 1.46%
47,448	Iron Mountain, Inc.	1,308,141

	Construction & Engineering – 3.59%
18,000	Chicago Bridge & Iron Co. – ADR	1,568,700
45,000	Quanta Services, Inc. (a)	1,660,500

		3,229,200

	Consumer Finance – 3.84%
34,000	Discover Financial Services	1,978,460
60,000	SLM Corp.	1,468,800

		3,447,260

	Containers & Packaging – 1.89%
16,100	Rock-Tenn Co.	1,699,677

	Diversified Financial Services – 4.25%
54,503	Air Lease Corp.	2,032,417
36,500	CIT Group, Inc.	1,789,230

		3,821,647

	Electronic Equipment, Instruments & Components – 1.79%
51,000	Knowles Corp. (a)	1,610,070

	Energy Equipment & Services – 5.22%
14,000	Oil States International, Inc. (a)	1,380,400
50,500	Superior Energy Services, Inc.	1,553,380

Shares		Value

	Energy Equipment & Services – (Continued)
26,900	Unit Corp. (a)	$1,758,722

		4,692,502

	Food Products – 1.75%
73,150	Flowers Foods, Inc.	1,569,068

	Health Care Providers & Services – 1.92%
26,300	AmerisourceBergen Corp.	1,725,017

	Home Furnishings – 1.64%
35,000	Fortune Brands Home & Security, Inc.	1,472,800

	Hotels, Restaurants & Leisure – 4.10%
83,000	MGM Resorts International (a)	2,146,380
21,000	Wyndham Worldwide Corp.	1,537,830

		3,684,210

	Household Durables – 2.18%
32,750	Jarden Corp. (a)	1,959,432

	Industrial Conglomerates – 6.01%
18,000	Dover Corp.	1,471,500
47,000	ITT Corp.	2,009,720
24,200	Pentair Ltd.	1,920,028

		5,401,248

	Insurance – 10.16%
34,000	Arthur J. Gallagher & Co.	1,617,720
98,500	Genworth Financial, Inc. (a)	1,746,405
28,600	HCC Insurance Holdings, Inc.	1,301,014
16,000	PartnerRe Ltd.	1,656,000
19,000	Reinsurance Group of America, Inc.	1,512,970
31,200	W.R. Berkley Corp.	1,298,544

		9,132,653

	IT Services – 1.78%
30,000	Fidelity National Information Services, Inc.	1,603,500

	Machinery – 1.80%
27,500	Timken Co.	1,616,450

	Media – 8.68%
17,500	AMC Networks, Inc. (a)	1,279,075
28,700	Lamar Advertising Co. (a)	1,463,413

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014 (Unaudited)

Shares		Value

	Media – (Continued)
101,000	News Corp. (a)	$1,739,220
16,800	Scripps Networks Interactive, Inc.	1,275,288
25,600	Tribune Co. (a)	2,039,040

		7,796,036

	Multiline Retail – 1.59%
27,400	Dollar Tree, Inc. (a)	1,429,732

	Multi-Utilities – 1.48%
36,200	OGE Energy Corp.	1,330,712

	Oil, Gas & Consumable Fuels – 5.96%
13,500	Continental Resources, Inc. (a)	1,677,645
24,500	Energen Corp.	1,979,845
32,000	Valero Energy Corp.	1,699,200

		5,356,690

	Pharmaceuticals – 1.72%
10,000	Perrigo Co.	1,546,600

	Real Estate Investment Trusts (REITs) – 2.02%
49,807	Gaming & Leisure Properties, Inc.	1,815,963

	Specialty Retail – 3.68%
15,000	Advance Auto Parts, Inc.	1,897,500
32,000	GNC Holdings, Inc.	1,408,640

		3,306,140

	Textiles, Apparel & Luxury Goods – 3.76%
25,400	Hanesbrands, Inc.	1,942,592
11,500	PVH Corp.	1,434,855

		3,377,447

	Trading Companies & Distributors – 2.59%
24,500	United Rentals, Inc. (a)	2,326,030

	Total Common Stocks (Cost $56,191,143)	$88,121,568

Shares		Value

	SHORT TERM INVESTMENTS – 1.93%
	Money Market Funds – 1.93%
1,733,383	Fidelity Institutional Money Market Portfolio, 0.01%	$1,733,383

	Total Short Term Investments (Cost $1,733,383)	$1,733,383

	Total Investments – 99.99%
	(Cost $57,924,526)	$89,854,951
	Other Assets in Excess of Liabilities – 0.01%	11,211

	TOTAL NET ASSETS – 100.00%	$89,866,162

Percentages are stated as a percent of net assets.

ADR – American Depository Receipt

(a)	Non-income producing security.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS

March 31, 2014 (Unaudited)

Shares		Value
	COMMON STOCKS – 95.34%
	Aerospace & Defense – 0.75%
11,600	Exelis, Inc.	$220,516

	Auto Components – 1.72%
5,000	Autoliv, Inc.	501,750

	Capital Markets – 4.28%
4,600	Ameriprise Financial, Inc.	506,322
8,700	Federated Investors, Inc.	265,698
9,800	Legg Mason, Inc.	480,592

		1,252,612

	Chemicals – 4.16%
3,900	FMC Corp.	298,584
13,000	RPM International, Inc.	543,920
6,100	Scotts Miracle-Gro Co.	373,808

		1,216,312

	Commercial Banks – 5.84%
24,700	Associated Banc Corp.	446,082
6,200	BOK Financial Corp.	428,110
10,000	Comerica, Inc.	518,000
4,900	UMB Financial Corp.	317,030

		1,709,222

	Commercial Services & Supplies – 3.93%
4,100	Dun & Bradstreet Corp.	407,335
16,216	Iron Mountain, Inc.	447,075
8,700	Republic Services, Inc.	297,192

		1,151,602

	Consumer Finance – 1.43%
7,200	Discover Financial Services	418,968

	Containers & Packaging – 1.30%
3,600	Rock-Tenn Co.	380,052

	Diversified Financial Services – 1.46%
8,700	CIT Group, Inc.	426,474

	Energy Equipment & Services – 1.34%
12,700	Superior Energy Services, Inc.	390,652

	Food Products – 2.50%
11,900	ConAgra Foods, Inc.	369,257
5,300	Ingredion, Inc.	360,824

		730,081

Shares		Value
	Gas Utilities – 4.03%
5,200	National Fuel Gas Co.	$364,208
15,250	Questar Corp.	362,645
9,900	UGI Corp.	451,539

		1,178,392

	Health Care Equipment & Supplies – 1.32%
3,600	Teleflex, Inc.	386,064

	Health Care Providers & Services – 3.19%
4,400	AmerisourceBergen Corp.	288,596
7,700	CIGNA Corp.	644,721

		933,317

	Hotels, Restaurants & Leisure – 2.37%
11,100	Seaworld Entertainment, Inc.	335,553
4,900	Wyndham Worldwide Corp.	358,827

		694,380

	Industrial Conglomerates – 2.45%
16,750	ITT Corp.	716,230

	Insurance – 6.90%
11,700	Arthur J. Gallagher & Co.	556,686
12,600	Lincoln National Corp.	638,442
3,800	PartnerRe Ltd.	393,300
5,400	Reinsurance Group of America, Inc.	430,002

		2,018,430

	IT Services – 5.51%
17,900	Broadridge Financial Solutions, Inc.	664,806
6,500	Fidelity National Information Services, Inc.	347,425
7,250	Leidos Holdings, Inc.	256,433
11,400	Total System Services, Inc.	346,674

		1,615,338

	Leisure Equipment & Products – 1.01%
5,300	Hasbro, Inc.	294,786

	Machinery – 0.93%
2,400	Snap-On, Inc.	272,352

	Media – 3.61%
15,200	Gannett, Inc.	419,520
18,700	News Corp. (a)	312,290

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014 (Unaudited)

Shares		Value
	Media – (continued)
4,300	Scripps Networks Interactive, Inc.	$326,413

		1,058,223

	Multi-Utilities – 4.36%
12,500	MDU Resources Group, Inc.	428,875
7,100	OGE Energy Corp.	260,996
8,600	Vectren Corp.	338,754
5,350	Wisconsin Energy Corp.	249,043

		1,277,668

	Oil, Gas & Consumable Fuels – 6.88%
13,100	Cabot Oil & Gas Corp.	443,828
11,500	El Paso Pipeline Partners, L.P.	349,485
5,700	Energen Corp.	460,617
3,000	EQT Corp.	290,910
9,850	HollyFrontier Corp.	468,663

		2,013,503

	Real Estate Investment Trusts (REITs) – 11.63%
4,900	Alexandria Real Estate Equities, Inc.	355,544
10,800	Corrections Corporation of America	338,256
23,900	DDR Corp.	393,872
6,200	EPR Properties	331,018
7,800	Equity Lifestyle Properties, Inc.	317,070
26,600	Healthcare Trust of America, Inc.	302,974
8,700	Rayonier, Inc.	399,417
21,400	Retail Properties of America, Inc.	289,756
37,700	Spirit Realty Capital, Inc.	413,945
8,600	Weingarten Realty Investors	258,000

		3,399,852

	Real Estate Management & Development – 0.22%
3,433	Brookfield Property Partners	64,197

	Road & Rail – 1.67%
6,100	Ryder System, Inc.	487,512

	Semiconductors & Semiconductor Equipment – 3.28%
8,300	Avago Technologies Ltd.	534,603
8,700	Linear Technology Corp.	423,603

		958,206

Shares		Value
	Software – 0.67%
3,500	Jack Henry & Associates, Inc.	$195,160

	Specialty Retail – 3.51%
3,500	Aaron’s, Inc.	105,840
19,500	American Eagle Outfitters	238,680
14,500	Foot Locker, Inc.	681,210

		1,025,730

	Thrifts & Mortgage Finance – 1.27%
39,200	First Niagara Financial Group, Inc.	370,440

	Water Utilities – 1.82%
11,700	American Water Works Company, Inc.	531,180

	Total Common Stocks (Cost $20,481,934)	$27,889,201

	EXCHANGE-TRADED FUNDS – 1.03%
	Diversified Financial Services – 1.03%
4,400	iShares Russell Mid Cap Value Index Fund	$302,412

	Total Exchange-Traded Funds (Cost $280,582)	$302,412

	SHORT TERM INVESTMENTS – 3.32%
	Money Market Funds – 3.32%
970,282	Fidelity Institutional Money Market Portfolio, 0.01%	$970,282

	Total Short Term Investments (Cost $970,282)	$970,282

	Total Investments – 99.69%
	(Cost $21,732,798)	$29,161,895
	Other Assets in Excess of Liabilities – 0.31%	90,066

	TOTAL NET ASSETS – 100.00%	$29,251,961

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY All Cap Value Fund

SCHEDULE OF INVESTMENTS

March 31, 2014 (Unaudited)

Shares		Value
	COMMON STOCKS – 99.91%
	Beverages – 2.73%
32,800	Molson Coors Brewing Co.	$1,930,608
18,000	Pepsico, Inc.	1,503,000

		3,433,608

	Capital Markets – 2.47%
41,500	Invesco Ltd.	1,535,500
28,000	Raymond James Financial, Inc.	1,566,040

		3,101,540

	Chemicals – 1.43%
18,000	Ashland, Inc.	1,790,640

	Commercial Banks – 7.33%
84,000	BancorpSouth, Inc.	2,096,640
28,000	Northern Trust Corp.	1,835,680
38,000	Suntrust Banks, Inc.	1,512,020
32,000	UMB Financial Corp.	2,070,400
35,000	Wintrust Financial Corp.	1,703,100

		9,217,840

	Computers & Peripherals – 3.02%
61,000	Hewlett Packard Co.	1,973,960
50,000	NCR Corp. (a)	1,827,500

		3,801,460

	Construction & Engineering – 3.52%
25,000	Chicago Bridge & Iron Co. – ADR	2,178,750
61,000	Quanta Services, Inc. (a)	2,250,900

		4,429,650

	Consumer Finance – 2.53%
26,000	Discover Financial Services	1,512,940
68,000	SLM Corp.	1,664,640

		3,177,580

	Diversified Consumer Services – 1.02%
70,000	Carriage Services, Inc.	1,276,800

	Diversified Financial Services – 4.24%
41,000	Air Lease Corp.	1,528,890
34,000	CIT Group, Inc.	1,666,680
68,000	Fidelity National Financial, Inc.	2,137,920

		5,333,490

Shares		Value
	Electronic Equipment, Instruments & Components – 1.32%
52,500	Knowles Corp. (a)	$1,657,425

	Energy Equipment & Services – 4.44%
16,200	Dril-Quip, Inc. (a)	1,816,020
33,000	Halliburton Co.	1,943,370
18,500	Oil States International, Inc. (a)	1,824,100

		5,583,490

	Food Products – 5.44%
69,000	Flowers Foods, Inc.	1,480,050
52,250	Hillshire Brands Co.	1,946,835
31,002	Kraft Foods Group, Inc.	1,739,213
48,500	Mondelez International, Inc.	1,675,675

		6,841,773

	Gas Utilities – 3.04%
53,500	One Gas, Inc. (a)	1,922,255
80,000	Questar Corp.	1,902,400

		3,824,655

	Health Care Equipment & Supplies – 4.01%
29,000	Covidien PLC	2,136,140
23,500	Medtronic, Inc.	1,446,190
47,000	Wright Medical Group, Inc. (a)	1,460,290

		5,042,620

	Health Care Providers & Services – 3.46%
20,500	AmerisourceBergen Corp.	1,344,595
21,000	Cardinal Health, Inc.	1,469,580
20,500	Express Scripts Holding Co. (a)	1,539,345

		4,353,520

	Hotels, Restaurants & Leisure – 1.32%
36,500	Fiesta Restaurant Group, Inc. (a)	1,664,035

	Industrial Conglomerates – 5.60%
21,500	Dover Corp.	1,757,625
24,000	Eaton Corp. PLC	1,802,880
46,000	ITT Corp.	1,966,960
19,000	Pentair Ltd.	1,507,460

		7,034,925

The accompanying notes are an integral part of these financial statements.

KEELEY All Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014 (Unaudited)

Shares		Value
	Insurance – 10.21%
18,000	Ace Ltd.	$1,783,080
27,000	Aflac, Inc.	1,702,080
33,000	Arthur J. Gallagher & Co.	1,570,140
117,500	Genworth Financial, Inc. (a)	2,083,275
31,000	Hanover Insurance Group, Inc.	1,904,640
24,000	Reinsurance Group of America, Inc.	1,911,120
24,000	Torchmark Corp.	1,888,800

		12,843,135

	IT Services – 2.67%
57,000	Evertec, Inc.	1,407,900
36,500	Fidelity National Information Services, Inc.	1,950,925

		3,358,825

	Machinery – 1.29%
20,000	Illinois Tool Works, Inc.	1,626,600

	Media – 4.96%
30,000	Lamar Advertising Co. (a)	1,529,700
18,500	Scripps Networks Interactive, Inc.	1,404,335
26,600	Tribune Co. (a)	2,118,690
41,000	World Wrestling Entertainment, Inc.	1,184,080

		6,236,805

	Metals & Mining – 1.31%
23,000	Kaiser Aluminum Corp.	1,642,660

	Multiline Retail – 1.18%
28,500	Dollar Tree, Inc. (a)	1,487,130

	Multi-Utilities – 1.47%
54,000	MDU Resources Group, Inc.	1,852,740

	Oil, Gas & Consumable Fuels – 8.57%
22,000	Anadarko Petroleum Corp.	1,864,720
29,500	Bonanza Creek Energy, Inc. (a)	1,309,800
15,000	Continental Resources, Inc. (a)	1,864,050
11,500	EOG Resources, Inc.	2,255,955
19,100	Occidental Petroleum Corp.	1,820,039
41,000	Williams Companies, Inc.	1,663,780

		10,778,344

Shares		Value
	Pharmaceuticals – 5.19%
9,000	Perrigo Co.	$1,391,940
60,000	Pfizer, Inc.	1,927,200
32,000	Teva Pharmaceutical Industries Ltd. – ADR	1,690,880
52,199	Zoetis, Inc.	1,510,639

		6,520,659

	Road & Rail – 1.72%
11,500	Union Pacific Corp.	2,158,090

	Software – 1.40%
43,000	Microsoft Corp.	1,762,570

	Specialty Retail – 1.47%
67,500	Sally Beauty Holdings, Inc. (a)	1,849,500

	Textiles, Apparel & Luxury Goods – 1.55%
25,500	Hanesbrands, Inc.	1,950,240

	Total Common Stocks (Cost $85,179,359)	$125,632,349

	SHORT TERM INVESTMENTS – 0.05%
	Money Market Funds – 0.05%
65,329	Fidelity Institutional Money Market Portfolio, 0.01%	$65,329

	Total Short Term Investments (Cost $65,329)	$65,329

	Total Investments – 99.96%
	(Cost $85,244,688)	$125,697,678
	Other Assets in Excess of Liabilities – 0.04%	51,861

	TOTAL NET ASSETS – 100.00%	$125,749,539

Percentages are stated as a percent of net assets.

ADR – American Depository Receipt

(a)	Non-income producing security.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Alternative Value Fund

SCHEDULE OF INVESTMENTS

March 31, 2014 (Unaudited)

Shares		Value
	COMMON STOCKS – 99.75%
	Aerospace & Defense – 1.09%
22,200	GenCorp, Inc. (a)(b)	$405,594

	Auto Components – 2.22%
13,525	Allison Transmission Holdings, Inc. (b)	404,939
6,205	Delphi Automotive PLC (b)	421,071

		826,010

	Building Products – 0.99%
8,000	A.O. Smith Corporation	368,160

	Capital Markets – 4.58%
36,000	Janus Capital Group, Inc.	391,320
9,555	Legg Mason, Inc. (b)	468,577
6,800	Oaktree Capital Group LLC	395,488
24,400	Silvercrest Asset Management Group, Inc. – Class A (b)	446,276

		1,701,661

	Chemicals – 2.20%
4,095	Ashland, Inc. (b)	407,371
16,300	Chemtura Corp. (a)	412,227

		819,598

	Commercial Banks – 2.24%
6,500	UMB Financial Corp. (b)	420,550
8,500	Wintrust Financial Corp.	413,610

		834,160

	Commercial Services & Supplies – 2.15%
11,500	Copart, Inc. (a)	418,485
13,832	Iron Mountain, Inc.	381,348

		799,833

	Communications Equipment – 1.22%
42,685	Mitel Networks Corp. (a)	452,034

	Computers & Peripherals – 1.20%
12,160	NCR Corp. (a)(b)	444,448

	Construction & Engineering – 1.17%
5,000	Chicago Bridge & Iron Co. – ADR (b)	435,750

	Consumer Finance – 2.19%
7,000	Discover Financial Services (b)	407,330
16,600	SLM Corp.	406,368

		813,698

Shares		Value
	Diversified Consumer Services – 1.05%
21,500	Carriage Services, Inc.	$392,160

	Diversified Financial Services – 3.54%
11,500	Air Lease Corp.	428,835
8,600	CIT Group, Inc. (b)	421,572
14,765	Fidelity National Financial, Inc. (b)	464,212

		1,314,619

	Electrical Equipment – 1.24%
7,815	Generac Holdings, Inc. (b)	460,851

	Energy Equipment & Services – 3.48%
17,500	Helix Energy Solutions Group, Inc. (a)	402,150
4,300	Oil States International, Inc. (a)	423,980
15,260	Superior Energy Services, Inc.	469,398

		1,295,528

	Food Products – 2.21%
18,900	Flowers Foods, Inc.	405,405
11,170	Hillshire Brands Co. (b)	416,194

		821,599

	Gas Utilities – 0.98%
5,200	National Fuel Gas Co.	364,208

	Health Care Equipment & Supplies – 2.17%
10,200	Hill-Rom Holdings, Inc. (b)	393,108
13,345	Wright Medical Group, Inc. (a) (b)	414,629

		807,737

	Health Care Providers & Services – 2.19%
6,330	Cardinal Health, Inc. (b)	442,973
11,000	Hanger Orthopedic Group, Inc. (a)(b)	370,480

		813,453

	Home Furnishings – 0.96%
8,500	Fortune Brands Home & Security, Inc.	357,680

	Hotels, Restaurants & Leisure – 5.39%
57,825	Denny’s Corp. (a)(b)	371,815
8,100	Fiesta Restaurant Group, Inc. (a)	369,279
7,200	Jack In The Box, Inc. (a)	424,368

The accompanying notes are an integral part of these financial statements.

KEELEY Alternative Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014 (Unaudited)

Shares		Value
	Hotels, Restaurants & Leisure – (continued)
7,570	Marriott Vacations Worldwide Corp. (a)	$423,238
5,700	Wyndham Worldwide Corp. (b)	417,411

		2,006,111

	Household Durables – 2.10%
6,800	Jarden Corp. (a)(b)	406,844
23,000	Tri Pointe Homes, Inc. (a)(b)	373,290

		780,134

	Household Products – 1.18%
5,500	Spectrum Brands Holdings, Inc. (b)	438,350

	Industrial Conglomerates – 2.24%
9,900	ITT Corp.	423,324
9,700	Tyco International Ltd. (b)	411,280

		834,604

	Insurance – 3.30%
8,375	Arthur J. Gallagher & Co.	398,482
24,445	Genworth Financial, Inc. (a)	433,410
7,505	Protective Life Corp. (b)	394,688

		1,226,580

	Internet & Catalog Retail – 1.09%
12,700	FTD Companies, Inc. (a)	403,987

	IT Services – 2.16%
10,600	Broadridge Financial Solutions, Inc.	393,684
4,300	Wex, Inc. (a)(b)	408,715

		802,399

	Machinery – 9.02%
5,500	EnPro Industries, Inc. (a)(b)	399,685
10,920	Esco Technologies, Inc.	384,275
13,600	John Bean Technologies Corp. (b)	420,240
8,440	L.B. Foster Co. (b)	395,414
15,015	Manitowoc, Inc. (b)	472,222
14,200	Rexnord Corp. (a)(b)	411,516
9,700	Terex Corp. (b)	429,710
5,710	Wabtec Corp. (b)	442,525

		3,355,587

Shares		Value
	Media – 3.42%
7,900	Lamar Advertising Co. (a)	$402,821
13,300	Starz (a)	429,324
5,500	Tribune Co. (a)(b)	438,075

		1,270,220

	Metals & Mining – 2.23%
22,000	Commercial Metals Co.	415,360
5,800	Kaiser Aluminum Corp.	414,236

		829,596

	Multiline Retail – 1.05%
7,500	Dollar Tree, Inc. (a)	391,350

	Multi-Utilities – 1.12%
10,600	Vectren Corp.	417,534

	Oil, Gas & Consumable Fuels – 4.62%
8,400	Bonanza Creek Energy, Inc. (a)	372,960
5,710	Energen Corp. (b)	461,425
16,625	Rice Energy, Inc. (a)	438,734
15,015	Sanchez Energy Corp. (a)(b)	444,894

		1,718,013

	Real Estate Investment Trusts (REITs) – 5.41%
11,737	Corrections Corporation of America	367,603
11,300	Gaming & Leisure Properties, Inc.	411,998
9,800	Ryman Hospitality Properties, Inc. (b)	416,696
14,900	Sabra Health Care REIT, Inc. (b)	415,561
36,391	Spirit Realty Capital, Inc. (b)	399,573

		2,011,431

	Real Estate Management & Development – 0.98%
20,500	Forestar Group, Inc. (a)	364,900

	Road & Rail – 2.00%
4,035	Genesee & Wyoming, Inc. (a)(b)	392,686
4,400	Ryder System, Inc. (b)	351,648

		744,334

	Software – 2.24%
13,300	Monotype Imaging Holdings, Inc. (b)	400,862
9,200	Verint Systems, Inc. (a)(b)	431,756

		832,618

The accompanying notes are an integral part of these financial statements.

KEELEY Alternative Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014 (Unaudited)

Shares		Value
	Specialty Retail – 5.39%
6,400	Cabelas, Inc. (a)(b)	$419,264
13,200	CST Brands, Inc.	412,368
8,700	GNC Holdings, Inc.	382,974
13,000	Haverty Furniture, Inc.	386,100
9,400	Penske Automotive Group, Inc.	401,944

		2,002,650

	Textiles, Apparel & Luxury Goods – 2.23%
5,460	Hanesbrands, Inc.	417,581
3,300	PVH Corp.	411,741

		829,322

	Thrifts & Mortgage Finance – 1.25%
16,130	ViewPoint Financial Group (b)	465,350

	Transportation Infrastructure – 1.11%
7,200	Macquarie Infrastructure Company LLC (b)	412,344

	Water Utilities – 1.15%
9,400	American Water Works Company, Inc.	426,760

	Total Common Stocks (Cost $26,711,536)	$37,092,955

	SHORT TERM INVESTMENTS – 0.00%
	Money Market Funds – 0.00%
532	Fidelity Institutional Money Market Portfolio, 0.01%	$532

	Total Short Term Investments (Cost $532)	$532

	Total Investments – 99.75%
	(Cost $26,712,068)	$37,093,487
	Other Assets in Excess of Liabilities – 0.25%	91,166

	TOTAL NET ASSETS – 100.00%	$37,184,653

Percentages are stated as a percent of net assets.

ADR – American Depository Receipt

(a)	Non-income producing security.
(b)	Partially assigned as collateral for certain securities sold short. See Note 2A of the Notes to the Financial Statements.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Alternative Value Fund

SCHEDULE OF SECURITIES SOLD SHORT

March 31, 2014 (Unaudited)

Shares		Value
	EXCHANGE-TRADED FUNDS
	Funds, Trusts & Other Financial Vehicles
194,563	iShares Russell 2000 ETF	$22,635,459

	Total Securities Sold Short (Proceeds Received) $22,693,246)	$22,635,459

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2014 (Unaudited)

Small Cap Value Fund
ASSETS:
Investments, at value (1)
Unaffiliated issuers	$2,913,825,051
Affiliated issuers	216,596,378
Cash	21,819
Receivable for investments sold	27,519,169
Deposit for brokers	—
Receivable for shares issued	4,689,538
Dividends and interest receivable	2,299,850
Prepaid expenses and other assets	114,219

Total Assets	3,165,066,024

LIABILITIES:
Securities sold short, at value (1)	—
Payable for investments purchased	8,837,160
Payable for shares redeemed	3,653,429
Payable upon return of securities on loan (3)	50,489,626
Dividends payable to broker on short securities	—
Payable on line of credit	14,604,000
Payable to Adviser	2,445,827
Payable to Directors	90,688
Accrued 12b-1 fees - Class A	362,201
Other accrued expenses	1,047,030

Total Liabilities	81,529,961

NET ASSETS	$3,083,536,063

NET ASSETS CONSIST OF:
Capital stock	$2,448,111,426
Accumulated undistributed net investment income/(loss)	6,911,666
Accumulated undistributed net realized gain/(loss) on investments	(227,052,657)
Net unrealized appreciation on investments and non-interested Directors’ deferred compensation	855,565,628

NET ASSETS	$3,083,536,063

CAPITAL STOCK, $0.0001 par value
Class A Shares
Authorized	500,000,000
Issued and outstanding	52,670,648
NET ASSETS	$2,016,691,456
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE	$38.29

MAXIMUM OFFERING PRICE PER SHARE (2)	$40.09

Class I Shares
Authorized	100,000,000
Issued and outstanding	27,622,920
NET ASSETS	$1,066,844,607
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE	$38.62

(1) Cost of Investments
Unaffiliated issues	$2,095,439,716
Affiliated issuers	179,285,346
Securities sold short	—

(2)	Includes a sales load of 4.50% (see Note 7 of the Notes to the Financial Statements).
(3)	The market value of securities on loan was $48,929,264 as of March 31, 2014. See Note 2F of the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENT OF ASSETS AND LIABILITIES (Continued)

March 31, 2014 (Unaudited)

Small Cap Dividend Value Fund	Small-Mid Cap Value Fund	Mid Cap Value Fund	Mid Cap Dividend Value Fund	All Cap Value Fund	Alternative Value Fund

$178,886,667	$300,453,855	$89,854,951	$29,161,895	$125,697,678	$37,093,487
—	—	—	—	—	—
—	2,410	1,070	3,015	1,487	298
1,631,630	—	—	—	—	4,653,328
—	—	—	—	—	18,541,967
316,958	1,200,770	99,400	49,510	90,609	67,443
266,342	282,182	33,121	67,325	113,730	35,227
32,573	35,884	22,242	15,836	22,140	26,799

181,134,170	301,975,101	90,010,784	29,297,581	125,925,644	60,418,549

—	—	—	—	—	22,635,459
2,896,830	799,463	—	—	—	492,556
229,104	359,843	25,145	568	16,555	—
—	—	—	—	—	—
—	—	—	—	—	23,771
—	—	—	—	—	12,000
145,413	247,138	70,800	20,264	101,900	42,226
8,109	9,124	3,121	1,873	4,312	1,863
18,565	24,240	11,606	2,160	13,579	4,139
61,724	73,421	33,950	20,755	39,759	21,882

3,359,745	1,513,229	144,622	45,620	176,105	23,233,896

$177,774,425	$300,461,872	$89,866,162	$29,251,961	$125,749,539	$37,184,653

$142,760,075	$201,130,702	$95,795,269	$21,480,019	$96,260,657	$26,266,719
(9,136)	1,029,342	499,868	3,561	112,002	(37,367)
2,694,027	14,552,602	(38,356,784)	339,673	(11,072,541)	517,253
32,329,459	83,749,226	31,927,809	7,428,708	40,449,421	10,438,048

$177,774,425	$300,461,872	$89,866,162	$29,251,961	$125,749,539	$37,184,653

100,000,000	100,000,000	100,000,000	100,000,000	100,000,000	100,000,000
5,382,283	7,978,001	3,462,265	643,002	4,007,182	1,920,517
$96,259,872	$125,620,895	$55,710,783	$11,040,743	$73,673,956	$20,736,499
$17.88	$15.75	$16.09	$17.17	$18.39	$10.80

$18.73	$16.49	$16.85	$17.98	$19.25	$11.31

100,000,000	100,000,000	100,000,000	100,000,000	100,000,000	100,000,000
4,550,987	10,943,140	2,097,498	1,060,495	2,807,380	1,504,259
$81,514,553	$174,840,977	$34,155,379	$18,211,218	$52,075,583	$16,448,154
$17.91	$15.98	$16.28	$17.17	$18.55	$10.93

$146,554,569	$216,698,150	$57,924,526	$21,732,798	$85,244,688	$26,712,068
—	—	—	—	—	—
—	—	—	—	—	22,693,246

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENT OF OPERATIONS

For the Period Ended March 31, 2014 (Unaudited)

Small Cap Value Fund
INVESTMENT INCOME:
Dividend income
Unaffiliated issuers	$26,264,467
Affiliated issuers	297,417
Less: Foreign withholding tax	(64,222)
Interest income	3,955
Securities lending income, net	89,968

Total Investment Income	26,591,585

EXPENSES:
Investment advisory fees	14,350,296
12b-1 fees - Class A	2,578,857
Shareholder servicing fees	769,537
Transfer agent fees and expenses	616,939
Federal and state registration fees	42,241
Audit expense	29,318
Fund accounting and administration fees	323,440
Directors’ fees	204,800
Custody fees	75,846
Reports to shareholders	170,420
Dividend expense	—
Interest expense	66,735
Other	217,304

Total expenses before reimbursement	19,445,733
Reimbursement of expenses by Adviser	—

NET EXPENSES	19,445,733

NET INVESTMENT INCOME/(LOSS)	7,145,852

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investment from sales of
Unaffiliated issuers	319,380,807
Affiliated issuers	1,681,435
Securities sold short	—
Written options	—
Change in net unrealized appreciation on investments and non-interested Directors’ deferred compensation	(96,285,464)

Net Gain on Investments	224,776,778

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$231,922,630

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENT OF OPERATIONS (Continued)

For the Period Ended March 31, 2014 (Unaudited)

Small Cap Dividend Value Fund	Small-Mid Cap Value Fund	Mid Cap Value Fund	Mid Cap Dividend Value Fund	All Cap Value Fund	Alternative Value Fund

$2,142,005	$2,599,664	$956,349	$326,842	$881,419	$383,950
—	—	—	—	—	—
—	(740)	(347)	(273)	(458)	(99)
1,240	532	213	942	34	41
—	—	—	—	—	—

2,143,245	2,599,456	956,215	327,511	880,995	383,892

838,939	1,364,211	413,185	137,413	591,771	321,988
114,819	143,641	67,143	12,887	87,092	29,982
41,947	68,211	20,659	6,871	29,588	10,062
13,420	24,320	7,976	1,561	8,504	2,730
18,948	28,592	15,456	14,524	16,976	18,960
12,657	12,657	12,657	12,657	12,657	14,295
18,959	29,630	9,706	4,572	13,882	6,651
9,742	17,536	5,693	2,084	8,061	3,115
9,098	9,768	2,109	2,158	2,803	3,378
6,141	15,335	4,146	2,401	5,062	3,219
—	—	—	—	—	23,771
28	1,750	40	—	1,076	2,724
10,191	18,563	7,286	1,862	8,316	2,898

1,094,889	1,734,214	566,056	198,990	785,788	443,773
(23,652)	(33,622)	(27,842)	(29,452)	(23,002)	(57,258)

1,071,237	1,700,592	538,214	169,538	762,786	386,515

1,072,008	898,864	418,001	157,973	118,209	(2,623)

3,037,173	15,918,686	4,464,230	343,579	8,919,449	2,990,476
—	—	—	—	—	—
—	—	—	—	—	(816,409)
—	—	—	—	—	(831,808)

13,137,790	7,536,348	4,529,591	2,571,145	4,674,974	(178,787)

16,174,963	23,455,034	8,993,821	2,914,724	13,594,423	1,163,472

$17,246,971	$24,353,898	$9,411,822	$3,072,697	$13,712,632	$1,160,849

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

	Small Cap Value Fund
	Period Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013
OPERATIONS:
Net investment income/(loss)	$7,145,852	$16,238,232
Net realized gain/(loss) on investments	321,062,242	502,473,432
Change in net unrealized appreciation/(depreciation) on investments and non-interested Directors’ deferred compensation	(96,285,464)	236,970,047

Net increase/(decrease) in net assets resulting from operations	231,922,630	755,681,711

DISTRIBUTIONS:
Net investment income - Class A	(6,856,703)	(3,855,230)
Net investment income - Class I	(5,148,644)	(4,488,574)
Net realized gains - Class A	—	—
Net realized gains - Class I	—	—

Total Distributions	(12,005,347)	(8,343,804)

CAPITAL STOCK TRANSACTIONS
Class A Shares
Proceeds from shares issued	146,490,464	387,232,676
Proceeds from distributions reinvested	6,479,366	3,623,727
Cost of shares redeemed	(322,194,773)	(679,163,884)

Net increase/(decrease) from capital stock transactions	(169,224,943)	(288,307,481)

Class I Shares
Proceeds from shares issued	153,106,266	209,678,596
Proceeds from distributions reinvested	3,517,833	2,757,011
Cost of shares redeemed	(100,234,849)	(329,753,255)

Net increase/(decrease) from capital stock transactions	56,389,250	(117,317,648)

TOTAL INCREASE/(DECREASE) IN NET ASSETS	107,081,590	341,712,778

NET ASSETS:
Beginning of period	2,976,454,473	2,634,741,695

End of period	$3,083,536,063	$2,976,454,473

Accumulated undistributed net investment income/(loss)	$6,911,666	$11,771,161

CAPITAL SHARE TRANSACTIONS:
Class A Shares
Shares sold	3,911,278	12,271,504
Issued to shareholder in reinvestment of dividends	168,821	126,704
Shares redeemed	(8,601,270)	(22,160,283)

Net increase/(decrease) from capital stock transactions	(4,521,171)	(9,762,075)

Class I Shares
Shares sold	4,048,199	6,598,389
Issued to shareholder in reinvestment of dividends	90,924	95,696
Shares redeemed	(2,655,739)	(10,854,663)

Net increase/(decrease) from capital stock transactions	1,483,384	(4,160,578)

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

Small Cap Dividend Value Fund		Small-Mid Cap Value Fund
Period Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013	Period Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013

$1,072,008	$1,611,803	$898,864	$1,655,995
3,037,173	5,497,133	15,918,686	32,021,455
13,137,790	11,766,786	7,536,348	33,123,767

17,246,971	18,875,722	24,353,898	66,801,217

(536,822)	(900,290)	(132,569)	(158,993)
(541,284)	(938,718)	(439,424)	(326,624)
(2,914,741)	(916,513)	(13,245,545)	(757,397)
(2,388,849)	(880,715)	(17,971,119)	(1,228,866)

(6,381,696)	(3,636,236)	(31,788,657)	(2,471,880)

17,086,117	51,641,612	21,979,109	40,743,893
3,302,618	1,722,735	12,891,844	881,672
(13,193,045)	(10,383,221)	(12,315,818)	(25,628,096)

7,195,690	42,981,126	22,555,135	15,997,469

12,589,820	33,476,206	40,175,097	82,348,330
2,836,817	1,795,566	18,327,660	1,470,232
(8,098,049)	(5,151,847)	(23,862,329)	(97,439,505)

7,328,588	30,119,925	34,640,428	(13,620,943)

25,389,553	88,340,537	49,760,804	66,705,863

152,384,872	64,044,335	250,701,068	183,995,205

$177,774,425	$152,384,872	$300,461,872	$250,701,068

$(9,136)	$(3,038)	$1,029,342	$702,471

982,959	3,209,730	1,384,014	2,850,320
187,341	116,531	821,660	68,666
(753,606)	(651,651)	(770,925)	(1,764,310)

416,694	2,674,610	1,434,749	1,154,676

722,842	2,130,678	2,481,865	5,876,452
160,603	121,213	1,151,958	113,182
(471,019)	(327,714)	(1,496,466)	(6,872,752)

412,426	1,924,177	2,137,357	(883,118)

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Mid Cap Value Fund
	Period Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013
OPERATIONS:
Net investment income/(loss)	$418,001	$246,321
Net realized gain/(loss) on investments	4,464,230	5,512,280
Change in net unrealized appreciation/(depreciation) on investments and non-interested Directors’ deferred compensation	4,529,591	10,859,487

Net increase/(decrease) in net assets resulting from operations	9,411,822	16,618,088

DISTRIBUTIONS:
Net investment income - Class A	—	(62,268)
Net investment income - Class I	(30,616)	(33,856)
Net realized gains - Class A	—	—
Net realized gains - Class I	—	—

Total Distributions	(30,616)	(96,124)

CAPITAL STOCK TRANSACTIONS
Class A Shares
Proceeds from shares issued	1,971,216	3,697,049
Proceeds from distributions reinvested	—	59,624
Cost of shares redeemed	(3,079,984)	(6,627,135)

Net increase/(decrease) from capital stock transactions	(1,108,768)	(2,870,462)

Class I Shares
Proceeds from shares issued	6,962,988	5,583,296
Proceeds from distributions reinvested	24,557	31,795
Cost of shares redeemed	(949,470)	(417,909)

Net increase/(decrease) from capital stock transactions	6,038,075	5,197,182

TOTAL INCREASE/(DECREASE) IN NET ASSETS	14,310,513	18,848,684

NET ASSETS:
Beginning of period	75,555,649	56,706,965

End of period	$89,866,162	$75,555,649

Accumulated undistributed net investment income/(loss)	$499,868	$112,483

CAPITAL SHARE TRANSACTIONS:
Class A Shares
Shares sold	127,715	285,961
Issued to shareholder in reinvestment of dividends	—	5,235
Shares redeemed	(197,979)	(538,268)

Net increase/(decrease) from capital stock transactions	(70,264)	(247,072)

Class I Shares
Shares sold	447,862	412,254
Issued to shareholder in reinvestment of dividends	1,537	2,762
Shares redeemed	(60,480)	(33,611)

Net increase/(decrease) from capital stock transactions	388,919	381,405

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

Mid Cap Dividend Value Fund		All Cap Value Fund		Alternative Value Fund
Period Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013	Period Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013	Period Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013

$157,973	$250,595	$118,209	$427,646	$(2,623)	$69,428
343,579	301,757	8,919,449	9,898,249	1,342,259	183,874
2,571,145	3,306,215	4,674,974	14,291,447	(178,787)	5,301,803

3,072,697	3,858,567	13,712,632	24,617,342	1,160,849	5,555,105

(48,817)	(117,993)	(77,166)	(155,914)	—	—
(102,184)	(160,666)	(132,681)	(185,300)	—	—
(92,175)	—	—	—	—	—
(153,045)	—	—	—	—	—

(396,221)	(278,659)	(209,847)	(341,214)	—	—

697,679	2,516,185	2,869,350	5,613,009	1,874,583	9,253,914
136,026	115,936	75,180	151,118	—	—
(117,252)	(583,453)	(2,403,282)	(8,087,568)	(5,008,467)	(1,092,993)

716,453	2,048,668	541,248	(2,323,441)	(3,133,884)	8,160,921

474,018	10,541,423	2,600,922	7,900,039	1,522,535	3,899,038
255,228	160,666	132,682	185,300	—	—
(35,066)	(268,026)	(2,969,481)	(3,052,585)	(470,511)	(3,011,255)

694,180	10,434,063	(235,877)	5,032,754	1,052,024	887,783

4,087,109	16,062,639	13,808,156	26,985,441	(921,011)	14,603,809

25,164,852	9,102,213	111,941,383	84,955,942	38,105,664	23,501,855

$29,251,961	$25,164,852	$125,749,539	$111,941,383	$37,184,653	$38,105,664

$3,561	$(3,041)	$112,002	$203,640	$(37,367)	$(34,744)

42,328	175,074	164,123	390,120	172,709	949,237
8,031	8,259	4,195	11,448	—	—
(7,115)	(37,752)	(136,288)	(544,970)	(461,809)	(110,530)

43,244	145,581	32,030	(143,402)	(289,100)	838,707

29,091	757,357	144,717	513,975	139,895	386,639
15,055	10,993	7,347	13,932	—	—
(2,109)	(18,299)	(169,557)	(214,771)	(42,913)	(295,850)

42,037	750,051	(17,493)	313,136	96,982	90,789

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund

FINANCIAL HIGHLIGHTS

	Period Ended March 31, 2014 (Unaudited)		Year Ended September 30,
			2013	2012	2011		2010	2009
CLASS A (5)
Net asset value, beginning of period	$35.62		$27.01	$20.29	$21.17		$19.12	$24.13

Income from investment operations:
Net investment income/(loss)	0.07	(1)	0.16 (1)	0.02 (1)	(0.06	)(1)	(0.05)	0.04
Net realized and unrealized gain/(loss) on investments	2.72		8.51	6.70	(0.82)		2.14	(5.05)

Total from investment operations	2.79		8.67	6.72	(0.88)		2.09	(5.01)

Less distributions:
Net investment income	(0.12)		(0.06)	—	—		(0.04)	—

Net asset value, end of period	$38.29		$35.62	$27.01	$20.29		$21.17	$19.12

Total return (2)	7.84	%(6)	32.17%	33.12%	(4.16)%		10.92%	(20.73)%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$2,016,691		$2,036,972	$1,808,213	$2,048,832		$3,321,356	$4,350,731
Ratio of expenses to average net assets (3)	1.35	%(7)	1.36%	1.39%	1.35%		1.36%	1.39%
Ratio of net investment income/(loss) to average net assets	0.38	%(7)	0.52%	0.07%	(0.26)%		(0.20)%	0.21%
Prior to Reimbursement:
Ratio of expenses to average net assets (3)	1.35	%(7)	1.36%	1.39%	1.35%		1.36%	1.40%
Ratio of net investment income/(loss) to average net assets	0.38	%(7)	0.52%	0.07%	(0.26)%		(0.20)%	0.21%
Portfolio turnover rate	25.99	%(6)	51.12%	25.87%	18.98%		8.65%	22.03%
CLASS I (5)
Net asset value, beginning of period	$35.94		$27.28	$20.44	$21.28		$19.20	$24.18

Income from investment operations:
Net investment income/(loss)	0.12	(1)	0.24 (1)	0.08 (1)	0.00	(1)(4)	0.01	0.02
Net realized and unrealized gain/(loss) on investments	2.75		8.58	6.76	(0.84)		2.15	(5.00)

Total from investment operations	2.87		8.82	6.84	(0.84)		2.16	(4.98)

Less distributions:
Net investment income	(0.19)		(0.16)	—	—		(0.08)	—

Net asset value, end of period	$38.62		$35.94	$27.28	$20.44		$21.28	$19.20

Total return (2)	7.98	%(6)	32.49%	33.46%	(3.95)%		11.29%	(20.56)%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$1,066,845		$939,482	$826,529	$711,751		$524,550	$386,630
Ratio of expenses to average net assets (3)	1.10	%(7)	1.11%	1.14%	1.10%		1.11%	1.14%
Ratio of net investment income/(loss) to average net assets	0.63	%(7)	0.77%	0.32%	(0.01)%		0.05%	0.44%
Prior to Reimbursement:
Ratio of expenses to average net assets (3)	1.10	%(7)	1.11%	1.14%	1.10%		1.11%	1.14%
Ratio of net investment income/(loss) to average net assets	0.63	%(7)	0.77%	0.32%	(0.01)%		0.05%	0.43%
Portfolio turnover rate	25.99	%(6)	51.12%	25.87%	18.98%		8.65%	22.03%

(1)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(2)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 of the Notes to the Financial Statements).
(3)	The ratio of expenses to average net assets includes interest expense and dividend expense where applicable. (see Note 3 of the Notes to the Financial Statements).
(4)	Amount calculated is less than $0.005 per share.
(5)	Per share data is for a share outstanding throughout the period.
(6)	Not Annualized.
(7)	Annualized.

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Dividend Value Fund

FINANCIAL HIGHLIGHTS

	Period Ended March 31, 2014 (Unaudited)		Year Ended September 30,			December 1, 2009 (7) to September 30, 2010
			2013	2012	2011
CLASS A (6)
Net asset value, beginning of period	$16.73		$14.21	$11.36	$11.57	$10.00

Income from investment operations:
Net investment income/(loss)	0.10	(1)	0.23 (1)	0.21 (1)	0.18 (1)	0.11
Net realized and unrealized gain/(loss) on investments	1.72		2.96	3.14	0.15	1.57

Total from investment operations	1.82		3.19	3.35	0.33	1.68

Less distributions:
Net investment income	(0.10)		(0.28)	(0.20)	(0.18)	(0.11)
Net realized gains	(0.57)		(0.39)	(0.30)	(0.36)	–

Net asset value, end of period	$17.88		$16.73	$14.21	$11.36	$11.57

Total return (2)	10.95	%(3)	23.20%	29.90%	2.38%	16.89	%(3)
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$96,260		$83,061	$32,549	$14,114	$3,918
Ratio of expenses to average net assets (4)	1.39	%(5)	1.39%	1.39%	1.39%	1.40	%(5)
Ratio of net investment income/(loss) to average net assets	1.17	%(5)	1.48%	1.53%	1.29%	1.48	%(5)
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.42	%(5)	1.48%	1.56%	1.66%	2.28	%(5)
Ratio of net investment income/(loss) to average net assets	1.14	%(5)	1.39%	1.36%	1.02%	0.60	%(5)
Portfolio turnover rate	15.56	%(3)	27.19%	28.98%	57.78%	59.48	%(3)
CLASS I (6)
Net asset value, beginning of period	$16.75		$14.22	$11.37	$11.57	$10.00

Income from investment operations:
Net investment income/(loss)	0.12	(1)	0.27 (1)	0.24 (1)	0.21 (1)	0.14
Net realized and unrealized gain/(loss) on investments	1.73		2.97	3.14	0.16	1.56

Total from investment operations	1.85		3.24	3.38	0.37	1.70

Less distributions:
Net investment income	(0.12)		(0.32)	(0.23)	(0.21)	(0.13)
Net realized gains	(0.57)		(0.39)	(0.30)	(0.36)	–

Net asset value, end of period	$17.91		$16.75	$14.22	$11.37	$11.57

Total return (2)	11.13	%(3)	23.53%	30.16%	2.69%	17.08	%(3)
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$81,515		$69,324	$31,495	$16,789	$13,728
Ratio of expenses to average net assets (4)	1.14	%(5)	1.14%	1.14%	1.14%	1.15	%(5)
Ratio of net investment income/(loss) to average net assets	1.42	%(5)	1.73%	1.78%	1.54%	1.60	%(5)
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.17	%(5)	1.23%	1.31%	1.41%	2.03	%(5)
Ratio of net investment income/(loss) to average net assets	1.39	%(5)	1.64%	1.61%	1.27%	0.72	%(5)
Portfolio turnover rate	15.56	%(3)	27.19%	28.98%	57.78%	59.48	%(3)

(1)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(2)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 of the Notes to the Financial Statements).
(3)	Not Annualized.
(4)	The ratio of expenses to average net assets includes interest expense and dividend expense where applicable. (see Note 3 of the Notes to the Financial Statements).
(5)	Annualized.
(6)	Per share data is for a share outstanding throughout the period.
(7)	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund

FINANCIAL HIGHLIGHTS

	Period Ended March 31, 2014 (Unaudited)		Year Ended September 30,
			2013	2012		2011		2010	2009
CLASS A (5)
Net asset value, beginning of period	$16.21		$12.12	$8.54		$8.91		$8.26	$8.96

Income from investment operations:
Net investment income/(loss)	0.04	(1)	0.08 (1)	(0.05	)(1)	(0.05	)(1)	(0.01)	0.00 (2)
Net realized and unrealized gain/(loss) on investments	1.50		4.18	3.63		(0.32)		0.66	(0.70)

Total from investment operations	1.54		4.26	3.58		(0.37)		0.65	(0.70)

Less distributions:
Net investment income	(0.02)		(0.03)	—		—		—	—
Net realized gains	(1.98)		(0.14)	—		—		—	—

Net asset value, end of period	$15.75		$16.21	$12.12		$8.54		$8.91	$8.26

Total return (3)	9.57	%(6)	35.49%	41.92%		(4.15)%		7.87%	(7.81)%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$125,621		$106,054	$65,283		$46,334		$51,871	$24,845
Ratio of expenses to average net assets (4)	1.39	%(7)	1.39%	1.40%		1.40%		1.39%	1.40%
Ratio of net investment income/(loss) to average net assets	0.51	%(7)	0.58%	(0.45)%		(0.43)%		(0.21)%	0.04%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.41	%(7)	1.43%	1.45%		1.47%		1.55%	1.78%
Ratio of net investment income/(loss) to average net assets	0.49	%(7)	0.54%	(0.50)%		(0.50)%		(0.37)%	(0.34)%
Portfolio turnover rate	24.43	%(6)	68.27%	51.11%		78.42%		46.07%	44.80%
CLASS I (5)
Net asset value, beginning of period	$16.43		$12.25	$8.62		$8.96		$8.30	$8.98

Income from investment operations:
Net investment income/(loss)	0.06	(1)	0.12 (1)	(0.02	)(1)	(0.02	)(1)	0.00 (2)	0.00 (2)
Net realized and unrealized gain/(loss) on investments	1.52		4.24	3.65		(0.32)		0.67	(0.68)

Total from investment operations	1.58		4.36	3.63		(0.34)		0.67	(0.68)

Less distributions:
Net investment income	(0.05)		(0.04)	—		—		(0.01)	—
Net realized gains	(1.98)		(0.14)	—		—		—	—

Net asset value, end of period	$15.98		$16.43	$12.25		$8.62		$8.96	$8.30

Total return (3)	9.68	%(6)	35.93%	42.11%		(3.79)%		8.09%	(7.57)%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$174,841		$144,647	$118,712		$72,573		$32,310	$18,535
Ratio of expenses to average net assets (4)	1.14	%(7)	1.14%	1.15%		1.15%		1.14%	1.15%
Ratio of net investment income/(loss) to average net assets	0.76	%(7)	0.83%	(0.20)%		(0.18)%		0.04%	0.24%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.16	%(7)	1.18%	1.20%		1.22%		1.30%	1.52%
Ratio of net investment income/(loss) to average net assets	0.74	%(7)	0.79%	(0.25)%		(0.25)%		(0.12)%	(0.14)%
Portfolio turnover rate	24.43	%(6)	68.27%	51.11%		78.42%		46.07%	44.80%

(1)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(2)	Amount calculated is less than $0.005 per share.
(3)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 of the Notes to the Financial Statements).
(4)	The ratio of expenses to average net assets includes interest expense and dividend expense where applicable. (see Note 3 of the Notes to the Financial Statements).
(5)	Per share data is for a share outstanding throughout the period.
(6)	Not Annualized.
(7)	Annualized.

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Value Fund

FINANCIAL HIGHLIGHTS

	Period Ended March 31, 2014 (Unaudited)		Year Ended September 30,
			2013	2012		2011		2010	2009
CLASS A (5)
Net asset value, beginning of period	$14.36		$11.08	$8.53		$8.78		$8.12	$10.42

Income from investment operations:
Net investment income/(loss)	0.07	(1)	0.04 (1)	(0.01	)(1)	(0.02	)(1)	(0.03)	0.01
Net realized and unrealized gain/(loss) on investments	1.66		3.26	2.56		(0.23)		0.70	(2.31)

Total from investment operations	1.73		3.30	2.55		(0.25)		0.67	(2.30)

Less distributions:
Net investment income	—		(0.02)	—		—		(0.01)	—

Net asset value, end of period	$16.09		$14.36	$11.08		$8.53		$8.78	$8.12

Total return (2)	12.05	%(6)	29.80%	29.89%		(2.85)%		8.27%	(22.07)%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$55,711		$50,730	$41,861		$37,427		$47,868	$62,608
Ratio of expenses to average net assets (3)	1.39	%(7)	1.39%	1.39%		1.40%		1.40%	1.40%
Ratio of net investment income/(loss) to average net assets	0.93	%(7)	0.31%	(0.06)%		(0.21)%		(0.34)%	0.17%
Prior to Reimbursement:
Ratio of expenses to average net assets (3)	1.46	%(7)	1.51%	1.53%		1.51%		1.55%	1.59%
Ratio of net investment income/(loss) to average net assets	0.86	%(7)	0.19%	(0.20)%		(0.32)%		(0.49)%	(0.02)%
Portfolio turnover rate	16.32	%(6)	34.61%	26.44%		25.60%		37.90%	85.30%
CLASS I (5)
Net asset value, beginning of period	$14.53		$11.19	$8.59		$8.83		$8.16	$10.45

Income from investment operations:
Net investment income/(loss)	0.09	(1)	0.07 (1)	0.02	(1)	0.00	(1)(4)	(0.01)	0.01
Net realized and unrealized gain/(loss) on investments	1.68		3.30	2.58		(0.24)		0.71	(2.30)

Total from investment operations	1.77		3.37	2.60		(0.24)		0.70	(2.29)

Less distributions:
Net investment income	(0.02)		(0.03)	—		—		(0.03)	—

Net asset value, end of period	$16.28		$14.53	$11.19		$8.59		$8.83	$8.16

Total return (2)	12.16	%(6)	30.13%	30.27%		(2.72)%		8.63%	(21.91)%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$34,155		$24,826	$14,846		$11,523		$14,650	$13,804
Ratio of expenses to average net assets (3)	1.14	%(7)	1.14%	1.14%		1.15%		1.15%	1.15%
Ratio of net investment income/(loss) to average net assets	1.18	%(7)	0.56%	0.19%		0.04%		(0.08)%	0.41%
Prior to Reimbursement:
Ratio of expenses to average net assets (3)	1.21	%(7)	1.26%	1.28%		1.26%		1.30%	1.31%
Ratio of net investment income/(loss) to average net assets	1.11	%(7)	0.44%	0.05%		(0.07)%		(0.23)%	0.24%
Portfolio turnover rate	16.32	%(6)	34.61%	26.44%		25.60%		37.90%	85.30%

(1)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(2)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 of the Notes to the Financial Statements).
(3)	The ratio of expenses to average net assets includes interest expense and dividend expense where applicable. (see Note 3 of the Notes to the Financial Statements).
(4)	Amount calculated is less than $0.005 per share.
(5)	Per share data is for a share outstanding throughout the period.
(6)	Not Annualized.
(7)	Annualized.

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Dividend Value Fund

FINANCIAL HIGHLIGHTS

	Period Ended March 31, 2014 (Unaudited)		Year Ended September 30, 2013	October 3, 2011 (7) to September 30, 2012
CLASS A (6)
Net asset value, beginning of period	$15.55		$12.60	$10.00

Income from investment operations:
Net investment income (1)	0.08	(1)	0.19	0.18
Net realized and unrealized gain on investments	1.77		2.98	2.59

Total from investment operations	1.85		3.17	2.77

Less distributions:
Net investment income	(0.08)		(0.22)	(0.17)
Net realized gains	(0.15)		—	—

Net asset value, end of period	$17.17		$15.55	$12.60

Total return (2)	11.89	%(3)	25.41%	27.80	%(3)
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$11,041		$9,327	$5,721
Ratio of expenses to average net assets (4)	1.39	%(5)	1.39%	1.41	%(5)
Ratio of net investment income to average net assets	0.99	%(5)	1.31%	1.52	%(5)
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.60	%(5)	1.87%	2.83	%(5)
Ratio of net investment income to average net assets	0.78	%(5)	0.83%	0.10	%(5)
Portfolio turnover rate	5.67	%(3)	36.12%	13.74	%(3)
CLASS I (6)
Net asset value, beginning of period	$15.55		$12.60	$10.00

Income from investment operations:
Net investment income (1)	0.10	(1)	0.23	0.21
Net realized and unrealized gain on investments	1.77		2.98	2.59

Total from investment operations	1.87		3.21	2.80

Less distributions:
Net investment income	(0.10)		(0.26)	(0.20)
Net realized gains	(0.15)		—	—

Net asset value, end of period	$17.17		$15.55	$12.60

Total return (2)	12.02	%(3)	25.71%	28.10	%(3)
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$18,211		$15,838	$3,381
Ratio of expenses to average net assets (4)	1.14	%(5)	1.14%	1.16	%(5)
Ratio of net investment income to average net assets	1.24	%(5)	1.56%	1.77	%(5)
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.35	%(5)	1.62%	2.58	%(5)
Ratio of net investment income to average net assets	1.03	%(5)	1.08%	0.35	%(5)
Portfolio turnover rate	5.67	%(3)	36.12%	13.74	%(3)

(1)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(2)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 of the Notes to the Financial Statements).
(3)	Not Annualized.
(4)	The ratio of expenses to average net assets includes interest expense and dividend expense where applicable. (see Note 3 of the Notes to the Financial Statements).
(5)	Annualized.
(6)	Per share data is for a share outstanding throughout the period.
(7)	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

KEELEY All Cap Value Fund

FINANCIAL HIGHLIGHTS

	Period Ended March 31, 2014 (Unaudited)		Year Ended September 30,
			2013	2012	2011		2010	2009
CLASS A (5)
Net asset value, beginning of period	$16.40		$12.77	$9.61	$9.77		$8.98	$10.27

Income from investment operations:
Net investment income/(loss)	0.01	(1)	0.05 (1)	0.01 (1)	(0.01	)(1)	(0.03)	0.00 (2)
Net realized and unrealized gain/(loss) on investments	2.00		3.62	3.15	(0.15)		0.82	(1.29)

Total from investment operations	2.01		3.67	3.16	(0.16)		0.79	(1.29)

Less distributions:
Net investment income	(0.02)		(0.04)	—	—		0.00 (2)	—

Net asset value, end of period	$18.39		$16.40	$12.77	$9.61		$9.77	$8.98

Total return (3)	12.26	%(6)	28.79%	32.88%	(1.64)%		8.80%	(12.56)%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$73,674		$65,187	$52,581	$43,931		$52,198	$62,388
Ratio of expenses to average net assets (4)	1.39	%(7)	1.39%	1.39%	1.39%		1.40%	1.40%
Ratio of net investment income/(loss) to average net assets	0.10	%(7)	0.34%	0.11%	(0.13)%		(0.24)%	(0.01)%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.43	%(7)	1.46%	1.47%	1.47%		1.53%	1.60%
Ratio of net investment income/(loss) to average net assets	0.06	%(7)	0.27%	0.03%	(0.21)%		(0.37)%	(0.21)%
Portfolio turnover rate	21.69	%(6)	46.16%	50.10%	39.65%		34.47%	44.68%
CLASS I (5)
Net asset value, beginning of period	$16.55		$12.89	$9.67	$9.82		$9.02	$10.29

Income from investment operations:
Net investment income/(loss)	0.03	(1)	0.09 (1)	0.04 (1)	0.02	(1)	0.00 (2)	0.01
Net realized and unrealized gain/(loss) on investments	2.02		3.65	3.18	(0.17)		0.82	(1.28)

Total from investment operations	2.05		3.74	3.22	(0.15)		0.82	(1.27)

Less distributions:
Net investment income	(0.05)		(0.08)	—	—		(0.02)	—

Net asset value, end of period	$18.55		$16.55	$12.89	$9.67		$9.82	$9.02

Total return (3)	12.39	%(6)	29.13%	33.30%	(1.53)%		9.10%	(12.34)%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$52,076		$46,754	$32,375	$26,023		$21,539	$19,535
Ratio of expenses to average net assets (4)	1.14	%(7)	1.14%	1.14%	1.14%		1.15%	1.15%
Ratio of net investment income/(loss) to average net assets	0.35	%(7)	0.59%	0.36%	0.12%		0.02%	0.26%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.18	%(7)	1.21%	1.22%	1.22%		1.28%	1.35%
Ratio of net investment income/(loss) to average net assets	0.31	%(7)	0.52%	0.28%	0.04%		(0.12)%	0.05%
Portfolio turnover rate	21.69	%(6)	46.16%	50.10%	39.65%		34.47%	44.68%

(1)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(2)	Amount calculated is less than $0.005 per share.
(3)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 of the Notes to the Financial Statements).
(4)	The ratio of expenses to average net assets includes interest expense and dividend expense where applicable. (see Note 3 of the Notes to the Financial Statements).
(5)	Per share data is for a share outstanding throughout the period.
(6)	Not Annualized.
(7)	Annualized.

The accompanying notes are an integral part of these financial statements.

KEELEY Alternative Value Fund

FINANCIAL HIGHLIGHTS

	Period Ended March 31, 2014 (Unaudited)		Year Ended September 30,					April 1, 2010 (7) to September 30, 2010
			2013	2012		2011
CLASS A (6)
Net asset value, beginning of period	$10.49		$8.71	$9.09		$9.03		$10.00

Income from investment operations:
Net investment income/(loss)	(0.01	)(1)	0.01 (1)	(0.09	)(1)	(0.13	)(1)	(0.02)
Net realized and unrealized gain/(loss) on investments	0.32		1.77	1.28		0.29		(0.95)

Total from investment operations	0.31		1.78	1.19		0.16		(0.97)

Less distributions:
Net realized gains	—		—	(1.57)		(0.10)		—

Net asset value, end of period	$10.80		$10.49	$8.71		$9.09		$9.03

Total return (2)	2.96	%(3)	20.44%	15.86%		1.68%		(9.70	)%(3)
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$20,736		$23,176	$11,937		$8,924		$2,270
Ratio of expenses to average net assets (4)	2.02	%(5)	1.90%	1.97%		2.21%		1.91	%(5)
Ratio of net investment income/(loss) to average net assets	(0.11	)%(5)	0.10%	(1.02)%		(1.30)%		(0.97	)%(5)
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	2.31	%(5)	2.25%	2.47%		2.59%		2.52	%(5)
Ratio of net investment income/(loss) to average net assets	(0.40	)%(5)	(0.25)%	(1.52)%		(1.68)%		(1.58	)%(5)
Portfolio turnover rate	45.28	%(3)	71.07%	59.05%		77.59%		91.52	%(3)
CLASS I (6)
Net asset value, beginning of period	$10.61		$8.78	$9.13		$9.05		$10.00

Income from investment operations:
Net investment income/(loss)	0.01	(1)	0.04 (1)	(0.07	)(1)	(0.10	)(1)	(0.04)
Net realized and unrealized gain/(loss) on investments	0.31		1.79	1.29		0.28		(0.91)

Total from investment operations	0.32		1.83	1.22		0.18		(0.95)

Less distributions:
Net realized gains	—		—	(1.57)		(0.10)		—

Net asset value, end of period	$10.93		$10.61	$8.78		$9.13		$9.05

Total return (2)	3.02	%(3)	20.84%	16.15%		1.90%		(9.50	)%(3)
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$16,448		$14,929	$11,565		$12,006		$24,522
Ratio of expenses to average net assets (4)	1.77	%(5)	1.65%	1.72%		1.96%		1.66	%(5)
Ratio of net investment income/(loss) to average net assets	0.14	%(5)	0.35%	(0.77)%		(1.05)%		(0.83	)%(5)
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	2.06	%(5)	2.00%	2.22%		2.34%		2.22	%(5)
Ratio of net investment income/(loss) to average net assets	(0.15	)%(5)	0.00%	(1.27)%		(1.43)%		(1.39	)%(5)
Portfolio turnover rate	45.28	%(3)	71.07%	59.05%		77.59%		91.52	%(3)

(1)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(2)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 of the Notes to the Financial Statements).
(3)	Not Annualized.
(4)	The ratio of expenses to average net assets includes interest expense and dividend expense where applicable. (see Note 3 of the Notes to the Financial Statements).
(5)	Annualized.
(6)	Per share data is for a share outstanding throughout the period.
(7)	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS

March 31, 2014 (Unaudited)

1.	ORGANIZATION

KEELEY Funds, Inc. (the “Corporation”) was organized on April 7, 2005 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-ended investment company. The Corporation consists of KEELEY Small Cap Value Fund (“KSCVF”), KEELEY Small Cap Dividend Value Fund (“KSDVF”), KEELEY Small-Mid Cap Value Fund (“KSMVF”), KEELEY Mid Cap Value Fund (“KMCVF”), KEELEY Mid Cap Dividend Value Fund (“KMDVF”), KEELEY All Cap Value Fund (“KACVF”), and KEELEY Alternative Value Fund (“KALVF”) (each, a “Fund,” and collectively, the “Funds”), each with two classes of shares: Class A and Class I. As noted in the Funds’ prospectus, Class I is an institutional class and does not charge a sales load or a 12b-1 fee to its shareholders. The Keeley Small Cap Value Fund, Inc., predecessor to KSCVF, commenced operations on October 1, 1993. As part of a plan of reorganization, on December 31, 2007, Keeley Small Cap Value Fund, Inc. merged into KSCVF, a newly-created series within the Corporation. KSDVF, KSMVF, KMCVF, KMDVF, KACVF and KALVF commenced operations on December 1, 2009, August 15, 2007, August 15, 2005, October 3, 2011, June 14, 2006 and April 1, 2010, respectively.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

a)    Investment Valuation – Securities which are traded on a recognized stock exchange are valued at the last sale price each day on the securities exchange on which such securities are primarily traded or at the last sale price on a national securities exchange. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation on NASDAQ, or at the mean between the most recent bid and asked quotations when there is no last sale price available. Debt securities and other fixed income securities (other than short-term obligations) held by the Funds are valued by an independent pricing service that uses various valuation methodologies such as matrix pricing and

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2014 (Unaudited)

other analytical pricing models, as well as market transactions and dealer quotations. Debt securities purchased within 60 days of their stated maturity date are valued at amortized cost, which approximates fair value. Debt securities that are valued using these techniques and inputs are generally categorized as Level 2 of the fair value hierarchy. Due to their short-term nature, repurchase agreements are recorded at cost, which approximates fair value. Securities for which quotations are not readily available are valued by the Funds’ investment adviser, Keeley Asset Management Corp. (the “Adviser”), at their respective fair values as determined in good faith pursuant to procedures adopted by the Corporation’s Board of Directors. For each investment that is fair valued, the Adviser takes into consideration, to the extent applicable, various factors, including, but not limited to, the financial condition of the company, comparable companies in the public market, the nature and duration of the cause for a quotation not being readily available and other relevant factors. Securities fair valued by the Adviser are indicated in the Schedules of Investments and are categorized as Level 2 or Level 3 of the fair value hierarchy. There were no securities that were fair valued as of March 31, 2014.

The Funds have performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the following three broad categories:

•     Level 1 – Quoted unadjusted prices for identical instruments in active markets to which the Corporation has access at the date of measurement.

•     Level 2 – Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•     Level 3 – Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Funds’ own assumptions that market participants would use to price the asset or liability based on the best available information.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2014 (Unaudited)

Keeley Small Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$3,079,930,804	$—	$—	$3,079,930,804
Short Term Investments	3,953,625	46,537,000	—	50,490,625

Total Investments in Securities	$3,083,884,429	$46,537,000	$—	$3,130,421,429

Keeley Small Cap Dividend Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$175,009,310	$—	$—	$175,009,310
Short Term Investments	3,877,357	—	—	3,877,357

Total Investments in Securities	$178,886,667	$—	$—	$178,886,667

Keeley Small-Mid Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$297,636,565	$—	$—	$297,636,565
Short Term Investments	2,817,290	—	—	2,817,290

Total Investments in Securities	$300,453,855	$—	$—	$300,453,855

Keeley Mid Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$88,121,568	$—	$—	$88,121,568
Short-Term Investments	1,733,383	—	—	1,733,383

Total Investments in Securities	$89,854,951	$—	$—	$89,854,951

Keeley Mid Cap Dividend Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$27,889,201	$—	$—	$27,889,201
Exchange Traded Funds*	302,412	—	—	302,412
Short-Term Investments	970,282	—	—	970,282

Total Investments in Securities	$29,161,895	$—	$—	$29,161,895

Keeley All Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$125,632,349	$—	$—	$125,632,349
Short-Term Investments	65,329	—	—	65,329

Total Investments in Securities	$125,697,678	$—	$—	$125,697,678

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2014 (Unaudited)

Keeley Alternative Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$37,092,955	$—	$—	$37,092,955
Short-Term Investments	532	—	—	532

Total Investments in Securities	$37,093,487	$—	$—	$37,093,487

Other Financial Instruments
Securities Sold Short	$22,635,459	$—	$—	$22,635,459

Total Investments in Other Financial Instruments	$22,635,459	$—	$—	$22,635,459

*	See the Schedule of Investments for the investments detailed by industry classification.

There were no transfers into or out of Levels 1 and 2 during the periods presented for the Funds.

Derivatives:

The Funds are required to include disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

None of the Funds (except KALVF) currently invest in derivatives. KALVF invests in derivatives to the extent permitted by its investment objectives and policies. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument.

KALVF’s use of derivatives may increase or decrease its exposure to market risk, including the risk that the change in the value of the derivative may not correlate with changes in the value of the underlying securities. KALVF also is exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty risk. Liquidity risk is the risk that KALVF will be unable to sell a particular derivative in the open market in a timely manner. Counterparty risk is the risk that a counterparty will not be able to fulfill its obligations to the Fund pursuant to the terms of a derivative investment. KALVF’s maximum risk of loss from counterparty risk is generally the aggregate unrealized appreciation and unpaid counterparty fees in excess of any collateral pledged by the counterparty to the Fund. Counterparty risk related to exchange-traded futures contracts is limited because of the protection provided by the exchange on which they trade.

Futures Contracts – KALVF may enter into futures contracts, which are agreements between two parties to buy or sell a specified underlying instrument for a fixed price on a specified future date, to the extent permitted by its

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2014 (Unaudited)

investment objectives and policies. KALVF enters into futures contracts to manage its exposure to the stock market. Upon entering into futures contracts, KALVF is required to deposit cash or pledge securities as initial margin, with additional securities segregated up to the current market value of all of KALVF’s futures contracts. Any subsequent margin deposit increases or decreases, which are dependent on the daily fluctuations in the value of the instrument underlying the contract, are made or received by KALVF periodically (Variation Margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, KALVF will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and KALVF’s basis in the contracts.

KALVF did not enter into any futures contracts during the period ended March 31, 2014.

Options – KALVF may purchase and write put and call options on securities, currencies or indices and enter into related closing transactions. KALVF enters into options contracts to manage its exposure to the stock market. When KALVF writes an option, an amount equal to the premium received by KALVF is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by KALVF on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a close purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether KALVF has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by KALVF. KALVF, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. The potential loss of investing in purchased or written options is unlimited.

KALVF entered into purchased and written options during the period ended March 31, 2014. KALVF had an average monthly market value of $163,811 for purchased options and an average monthly market value of $518,566 for written options during the period ended March 31, 2014. As a result of these purchased and written options investments, KALVF recognized net realized losses of $1,178,569 for purchased options and $831,808 for written options, and recognized a change in net unrealized appreciation of $128,610 for purchased options and $127,020 for written options during the period ended March 31, 2014. These amounts are included in KALVF’s Statement of Operations. The counterparty for all these purchased and written options was Morgan Stanley & Co., Inc.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2014 (Unaudited)

The premium amount and number of option contracts written during the period ended March 31, 2014 in KALVF were as follows:

	Amount of Premiums	Number of Contracts
Outstanding at 9/30/2013	$679,180	(145)
Options Written	2,933,850	(700)
Options Expired	—	—
Options Exercised	—	—
Options Closed	(3,613,030)	845

Outstanding at 3/31/2014	$—	—

Warrants – The Funds may invest in warrants or rights (other than those acquired in units or attached to other securities), which entitle the purchaser to buy equity securities at a specific price for a specific period of time. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Short Positions:

KALVF may hold short positions to the extent permitted by its investment policies and objectives. Short sales are transactions in which KALVF sells a security it does not own in anticipation of a decline in the market value of that security. This typically is done for economic hedging purposes to protect KALVF under circumstances when the stock price of a portfolio holding is deteriorating. The amount of the securities sold short subsequently is marked-to-market to reflect the current value of the short position. KALVF is liable for any dividends or interest payable on securities while those securities are in a short position. As collateral for its short positions, KALVF is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents, or liquid securities. These segregated assets are valued consistent with the investment valuations described above. The amount of segregated assets is required to be adjusted daily to reflect changes in the market value of the securities sold short. KALVF will incur a loss as a result of the short sale if the price of the security sold short increases between the date of the short sale and the date on which KALVF replaces the borrowed security. KALVF will realize a gain if the security sold short declines in price between those dates. The potential loss of investing in a short position is unlimited.

KALVF held short positions during the period ended March 31, 2014. As a result of these short positions, KALVF recognized net realized losses of $816,409 during this period, and recognized a change in net unrealized appreciation of $57,787 on short securities during this period. These amounts are included in KALVF’s Statement of Operations. See the Schedule of Investments for KALVF’s short positions as of March 31, 2014.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2014 (Unaudited)

b)    Federal Income and Excise Taxes – It is the Funds’ policy to meet the requirements of Subtitle A, Chapter 1, Subchapter M of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions taken or expected to be taken on the tax return for the fiscal year end September 30, 2013, or for any other tax years which are open for exam. As of September 30, 2013, open tax years include the tax years ended September 30, 2010 through 2013. The Funds also are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. During the period, the Funds did not incur any tax interest or penalties. As of September 30, 2013, no examinations were in progress.

c)    Distributions to Shareholders – Dividends from net investment income, if any, will be declared and paid annually for KSCVF, KSMVF, KMCVF, KACVF and KALVF. Dividends from net investment income, if any, will be declared and paid quarterly for KSDVF and KMDVF. Distributions of net realized gains, if any, will be declared and paid at least annually for all Funds. Distributions to shareholders are recorded on the ex-dividend date. A Fund may make reclassifications periodically among certain of its capital accounts as a result of the characterization of certain income and realized gains determined annually in accordance with federal tax regulations that may differ from generally accepted accounting principles. These reclassifications between capital accounts were made for only those differences that are permanent in nature such as net operating losses, non-deductible costs and dividend reclasses as follows:

Fund	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
KSCVF	$—	$—	$—
KSDVF	225,081	(225,081)	—
KSMVF	(57,053)	57,053	—
KMCVF	(36,268)	36,268	—
KMDVF	17,713	(17,573)	(140)
KACVF	(45,347)	45,347	—
KALVF	54,984	11,124	(66,108)

d)    Other – Investment transactions are recorded on trade date for financial reporting purposes. The Funds determine the gain or loss realized from investment transactions by comparing the identified original cost of the security lot sold with the net sale proceeds. Dividend income less foreign tax withheld, if any, is recognized on the ex-dividend date and interest income is recognized on an accrual basis, including amortization/accretion of premiums or discounts using the effective interest method.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2014 (Unaudited)

Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

Expenses common to all portfolios are allocated among the Funds based upon their relative net assets values or other appropriate allocation methods.

e)    Guarantees and Indemnifications – In the normal course of business, the Corporation may enter into a contract with service providers that contains general indemnification clauses. The Corporation’s maximum exposure under these arrangements is unknown as this would involve future claims against the Corporation that have not yet occurred. Based on experience, the Corporation expects the risk of loss to be remote.

f)    Securities Lending – The Funds may lend their portfolio securities to banks, brokers and dealers. Lending of the Funds’ securities exposes the Funds to risks such as the following: (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral in instances when the value of the collateral is less than the loaned securities, (iii) the Funds may experience delays in recovery of the loaned securities or delays in access to collateral, or (iv) the Funds may experience losses related to the reinvestment of collateral. To minimize certain of these risks, the borrower must agree to maintain collateral with the Funds’ custodian, marked-to-market daily, in the form of cash and/or U.S. government obligations, in an amount at least equal to 100% of the market value of securities. As of March 31, 2014, the market value of KSCVF securities on loan was $48,929,264 and KSCVF received cash collateral for the loans of $50,489,626. KSDVF, KSMVF, KMCVF, KMDVF, KACVF and KALVF did not have any securities on loan as of March 31, 2014.

The table below discusses both gross information and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities.

Liabilities:

	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts Presented in the Statement of Assets & Liabilities	Gross Amounts not offset in the statement of financial position		Net Amount
Description				Financial Instruments	Collateral Pledged/ Received
Securities Lending	50,489,626	–	50,489,626	50,489,626	–	50,489,626

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2014 (Unaudited)

3.	INVESTMENT ADVISORY AGREEMENTS

For each Fund, the Corporation entered into an investment advisory agreement (collectively, the “Agreements”) with the Adviser, with whom certain officers and directors of the Corporation are affiliated, to furnish investment advisory services to that Fund. Under the terms of the Agreements, KSCVF pays the Adviser a monthly fee at the annual rate of 1.00% of the Fund’s first $1 billion of average daily net assets, 0.90% for net assets greater than $1 billion but less than $4 billion, 0.80% for net assets greater than $4 billion but less than $6 billion and 0.70% in excess of $6 billion of the Fund’s average daily net assets; KSDVF pays the Adviser a monthly fee at the annual rate of 1.00% of the Fund’s first $1 billion of average daily net assets, 0.90% for net assets greater than $1 billion but less than $2 billion and 0.80% in excess of $2 billion of the Fund’s average daily net assets; KMDVF, KSMVF, KMCVF and KACVF pay the Adviser a monthly fee at the annual rate of 1.00% of each Fund’s first $350 million of average daily net assets, 0.90% for net assets greater than $350 million but less than $700 million and 0.80% in excess of $700 million of each Fund’s average daily net assets; and KALVF pays the Adviser a monthly fee at the annual rate of 1.60% of the Fund’s average daily net assets.

The Adviser has selected Broadmark Asset Management, LLC (“Broadmark”) to sub-advise KALVF. For its services, Broadmark receives sub-advisory fees at the annual rate of 0.60% of KALVF’s net assets. This fee is paid by the Adviser.

John L. Keeley, Jr. owns a non-controlling, minority interest in Broadmark. In addition, Mr. Keeley is a member and manager of Broadmark, and he is involved in the oversight of Broadmark.

The Adviser has contractually agreed to waive a portion of its fees and/or reimburse expenses with respect to each Fund until January 31, 2015 (the “Expense Cap Agreement”), such that total expenses, exclusive of taxes, interest charges, dividend expenses incurred on securities that the Fund sells short, litigation expenses, other extraordinary expenses, and brokerage commissions and other charges relating to the purchase and sale of the Fund’s securities will not exceed the following amounts of average daily net assets of the respective Fund:

Fund	Class A	Class I
KSCVF	1.39%	1.14%
KSDVF	1.39%	1.14%
KSMVF	1.39%	1.14%
KMCVF	1.39%	1.14%
KMDVF	1.39%	1.14%
KACVF	1.39%	1.14%
KALVF	1.89%	1.64%

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2014 (Unaudited)

Any reimbursements or fee waivers made by the Adviser to a Fund are subject to repayment by the Fund, to the extent that the Fund is able to make the repayment within its Expense Cap Agreement. Under the Expense Cap Agreement, such recoupments must be made within three years following the fiscal year in which the Adviser reduced its compensation and/or assumed expenses for the applicable Fund. The Adviser did not recoup any fees previously waived or reimbursed under the Expense Cap Agreement during the period ended March 31, 2014. The table below indicates the amount of fees that the Adviser may recoup:

	Recovery Expiring on
Fund	9/30/14	9/30/15	9/30/16
KSCVF	N/A	N/A	N/A
KSDVF	$77,712	$79,248	$89,477
KSMVF	91,692	87,481	92,614
KMCVF	72,532	74,565	77,036
KMDVF	N/A	108,882	81,988
KACVF	71,233	66,726	64,880
KALVF	106,995	114,766	115,231

4.	DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

The Corporation has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for the Funds’ Class A shares. The Plan is designed to reimburse Keeley Investment Corp. (the “Distributor”), with whom certain officers and directors of the Corporation are affiliated, for certain promotional and other sales related costs and to permit the Corporation to compensate other dealers of its shares. Unreimbursed amounts may be carried forward and paid in a subsequent year, to the extent that total expenses under the plan do not exceed 0.25% of the average daily net assets of a Fund. Each Fund paid the Distributor and each dealer a monthly fee at the annual rate of 0.25% of the average daily net assets of Fund shares beneficially owned by the Distributor’s and each dealer’s existing brokerage clients. The 12b-1 Agreement may be continued in effect from year to year if such continuance is approved annually by the Board of Directors of the Corporation, including the vote of a majority of the Independent Directors. For the period from October 1, 2013 to March 31, 2014, KSCVF – Class A expensed $2,578,857 in distribution fees, of which $118,169 was paid to the Distributor; KSDVF – Class A expensed $114,819 in distribution fees, of which $13,162 was paid to the Distributor; KSMVF – Class A expensed $143,641 in distribution fees, of which $22,264 was paid to the Distributor; KMCVF – Class A expensed $67,143 in distribution fees, of which $39,005 was paid to the Distributor; KMDVF – Class A expensed $12,887 in distribution fees, of which $11,691 was paid to the Distributor; KACVF – Class A expensed $87,092 in distribution fees, of which $46,813 was paid to the Distributor; and KALVF – Class A expensed $29,982 in distribution fees, of which $15,895 was paid to the Distributor.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2014 (Unaudited)

The Corporation has adopted a Shareholder Servicing Plan for all of its Funds and Classes. The Corporation has retained the Distributor to serve as the shareholder servicing agent for the Funds pursuant to a shareholder servicing agreement (the “Shareholder Servicing Agreement”). Under the Shareholder Servicing Agreement, the Corporation will pay the Distributor a monthly fee calculated at an annual rate of 0.05% of each Fund’s average daily net assets for providing support services to investors who beneficially own shares of a Fund. The Shareholder Servicing Agreement may be continued in effect from year to year if such continuance is approved annually by the Board of Directors of the Corporation, including the vote of a majority of the Independent Directors. For the period from October 1, 2013 to March 31, 2014, the Distributor received $769,537, $41,947, $68,211, $20,659, $6,871, $29,588, and $10,062 from KSCVF, KSDVF, KSMVF, KMCVF, KMDVF, KACVF, and KALVF, respectively.

5.	INVESTMENT TRANSACTIONS

The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period from October 1, 2013 to March 31, 2014 were as follows:

	Other Investment Securities
Fund	Purchases	Sales
KSCVF	$798,690,796	$875,593,213
KSDVF	36,694,493	25,621,640
KSMVF	90,163,421	66,845,617
KMCVF	18,191,398	13,402,270
KMDVF	2,540,081	1,522,115
KACVF	26,074,268	25,798,254
KALVF	18,288,792	23,324,765

The Funds did not engage in any transactions in U.S. Government Securities during the period from October 1, 2013 to March 31, 2014.

For the period from October 1, 2013 to March 31, 2014, KSCVF, KSDVF, KSMVF, KMCVF, KMDVF, KACVF, and KALVF paid $2,282,118, $120,896, $244,058, $29,953, $4,285, $58,424 and $51,134, respectively, in brokerage commissions on trades of securities to the Distributor.

6.	FEDERAL INCOME TAX INFORMATION

At September 30, 2013, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

	KSCVF	KSDVF	KSMVF	KMCVF
Tax Cost of Investments	$2,064,016,163	$134,256,083	$176,308,864	$47,890,238

Gross Unrealized Appreciation	$967,203,231	$23,202,002	$77,042,418	$27,636,890
Gross Unrealized Depreciation	(20,494,672)	(3,977,428)	(1,034,698)	(261,077)

Net Unrealized Appreciation/ (Depreciation) on Investments	$946,708,559	$19,224,574	$76,007,720	$27,375,813

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2014 (Unaudited)

	KMDVF	KACVF	KALVF
Tax Cost of Investments	$20,071,420	$76,178,876	$27,517,940

Gross Unrealized Appreciation	$5,180,056	$36,194,634	$12,006,488
Gross Unrealized Depreciation	(324,077)	(420,949)	(295,845)

Net Unrealized Appreciation/ (Depreciation) on Investments	$4,855,979	$35,773,685	$11,710,643

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences resulting from wash sale transactions during the year and due to the securities that were transferred in-kind for KSDVF and KALVF.

At September 30, 2013, KSCVF, KSDVF, KSMVF, KMCVF, KMDVF, KACVF and KALVF had net Post-October realized capital losses of $0, $0, $0, $0, $0, $0 and $974,727 respectively, and late year ordinary losses of $0, $0, $0, $0, $0, $0 and $32,899 respectively, from transactions between November 1, 2012 and September 30, 2013.

At September 30, 2013, the accumulated capital loss carryforwards for federal income tax purposes were:

	Capital losses expiring:
Fund	2017	2018	2019	Indefinite ST	Indefinite LT
KSCVF	—	$542,811,822	—	—	—
KSDVF	—	—	—	—	—
KSMVF	—	—	—	—	—
KMCVF	$6,820,713	$35,976,157	—	—	—
KMDVF	—	—	—	—	—
KACVF	—	$19,988,860	—	—	—
KALVF	—	—	—	$1,071,915	—

To the extent that a fund may realize future net capital gains, those gains will be offset by any of their unused respective capital loss carryforwards. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred during fiscal years after 2010 are carried forward indefinitely and retain the character of the original loss. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2014 (Unaudited)

The tax character of distributions paid during the fiscal years ended September 30, 2013 and 2012 were as follows:

	Ordinary Income		Long-term Capital Gains
Fund	2013	2012	2013	2012
KSCVF	$8,343,804	—	—	—
KSDVF	$2,130,428	$928,122	$1,505,808	$804,473
KSMVF	$1,450,267	—	$1,021,613	—
KMCVF	$96,124	—	—	—
KMDVF	$278,659	$119,415	—	—
KACVF	$341,214	—	—	—
KALVF	—	—	—	$3,728,224

As of September 30, 2013, the components of accumulated earnings on a tax basis were as follows:

	KSCVF	KSDVF	KSMVF	KMCVF
Accumulated Capital and Other Losses	$(543,206,736)	$(4,538)	$(13,177)	$(42,803,134)
Undistributed Ordinary Income	$12,005,531	$665,220	$6,816,511	$117,008
Undistributed Long-Term Gain	—	$4,263,819	$23,954,875	—
Unrealized Appreciation/ (Depreciation) on Investments	$946,708,559	$19,224,574	$76,007,720	$27,375,813

Total Accumulated Gain/(Loss)	$415,507,354	$24,149,075	$106,765,929	$(15,310,313)

	KMDVF	KACVF	KALVF
Accumulated Capital and Other Losses	$(638)	$(19,997,435)	$(1,953,558)
Undistributed Ordinary Income	$100,875	$209,847	—
Undistributed Long-Term Gain	$139,250	—	—
Unrealized Appreciation/ (Depreciation) on Investments	$4,855,979	$35,773,685	$11,710,643

Total Accumulated Gain/(Loss)	$5,095,466	$15,986,097	$9,757,085

7.	OFFERING PRICE PER SHARE

The public offering price for Class A shares is the net asset value plus a sales charge, which varies in accordance with the amount of the purchase up to a maximum of 4.50%. The public offering price for Class I shares is the net asset value.

The Distributor retains the entire sales charge when it makes sales directly to the public. Otherwise, when sales are made through dealers, the Distributor receives a portion of the related sales charge. For the period from October 1, 2013 to March 31, 2014, the Distributor received $56,581, $12,873, $26,280, $3,699, $8,295, $8,678 and $3,298 of the sales charges on behalf of KSCVF, KSDVF, KSMVF, KMCVF, KMDVF, KACVF and KALVF, respectively. Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2014 (Unaudited)

8.	LINE OF CREDIT ARRANGEMENTS

The Funds are parties to unsecured line of credit agreements with U.S. Bank, N.A., expiring March 1, 2015. Under separate agreements, the Funds may borrow as follows: KSCVF may borrow up to the lesser of (a) $300 million or (b) 10% of the net assets of KSCVF; KSDVF may borrow up to the lesser of (a) $17.5 million or (b) 10% of the net assets of KSDVF; KSMVF may borrow up to the lesser of (a) $28 million or (b) 10% of the net assets of KSMVF; KMCVF may borrow up to the lesser of (a) $8 million or (b) 10% of the net assets of KMCVF; KMDVF may borrow up to the lesser of (a) $2.8 million or (b) 10% of the net assets of KMDVF; KACVF may borrow up to the lesser of (a) $12 million or (b) 10% of the net assets of KACVF; and KALVF may borrow up to the lesser of (a) $3.4 million or (b) 10% of the net assets of KALVF. Interest is charged on borrowings at the prevailing Prime Rate. The Funds have borrowed under these agreements from time to time to increase the efficiency of cash flow management. For the period ended March 31, 2014, KSCVF, KSDVF, KSMVF, KMCVF, KMDVF, KACVF and KALVF had average daily borrowings of $4,061,665, $1,681, $106,500, $2,423, $0, $65,445 and $165,797, respectively, with an average borrowing rate of 3.25%. For the period ended March 31, 2014, KSCVF, KSDVF, KSMVF, KMCVF, KMDVF, KACVF and KALVF had a maximum daily borrowing of $26,131,000, $102,000, $2,390,000, $441,000, $0, $1,656,000 and $2,310,000, respectively.

9.	TRANSACTIONS WITH AFFILIATES

The following issuers are affiliated with KSCVF; that is, KSCVF held 5% or more of the outstanding voting securities of the issuer during the period from October 1, 2013 through March 31, 2014. As defined in Section (2)(a)(3) of the 1940 Act, such affiliated issuers are:

Issuer Name	Share Balance At October 1, 2013	Additions	Reductions	Share Balance At March 31, 2014	Dividend Income	Value At March 31, 2014	Realized Gains/ (Loss)
Carrols Restaurant Group, Inc.	2,155,021	1,047,500	—	3,202,521	$—	$22,962,076	$—
Denny’s Corp.	5,184,850	—	(20,000)	5,164,850	—	33,209,985	42,363
Gamco Investors, Inc.	363,000	—	—	363,000	225,060	28,186,950	—
L.B. Foster Co.	616,500	20,000	—	636,500	38,070	29,820,025
Hometrust Bancshares, Inc.	1,057,195	—	—	1,057,195	—	16,682,537
Era Group, Inc. (1)	—	1,176,837	(27,000)	1,149,837	—	33,701,722	(45,658)
Tri Point Homes, Inc. (1)	—	1,618,578	—	1,618,578	—	26,269,521
Carriage Services, Inc. (1)	—	1,412,476	—	1,412,476	34,287	25,763,562
Home Federal Bancorp, Inc. (2)	651,699	—	(651,699)	—	—	—	770,419
Rockville Financial, Inc. (2)	1,368,795	—	(1,368,795)	—	—	—	914,311

					$297,417	$216,596,378	$1,681,435

(1)	Issuer was not an affiliate as of October 1, 2013
(2)	Issuer was not an affiliate as of March 31, 2014

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2014 (Unaudited)

10.	OWNERSHIP BY AFFILIATED PARTIES

As of March 31, 2014, one affiliated director of the Funds beneficially owned shares of the following Funds as set forth below:

	KSDVF		KSMVF		KMCVF
	CLASS A	CLASS I	CLASS A	CLASS I	CLASS A	CLASS I
Shares	315,732	1,276,671	851,620	1,154,012	1,487,586	1,141,878

Percent of total outstanding shares	5.87%	28.05%	10.67%	10.55%	42.97%	54.44%

	KMDVF		KACVF		KALVF
	CLASS A	CLASS I	CLASS A	CLASS I	CLASS A	CLASS I
Shares	391,262	209,540	1,400,356	1,146,381	840,883	688,422

Percent of total outstanding shares	60.85%	19.76%	34.95%	40.83%	43.78%	45.76%

11.	DEFERRED COMPENSATION PLAN

A deferred compensation plan (the “Plan”) is available to the Independent Directors on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on the theoretical investments of deferred amounts, on the normal payment dates, in all the Funds available from the Corporation as designated by the participating Directors. Changes in the value of participants’ deferral accounts are allocated pro rata among all Funds based on average net assets and are included with directors’ fees on the Statement of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are included in other accrued expenses on the Statement of Assets and Liabilities. Appreciation/(depreciation) on the participants’ deferred compensation is reflected on the Statement of Assets and Liabilities.

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

Keeley Small Cap Value Fund

Keeley Small Cap Dividend Value Fund

Keeley Small-Mid Cap Value Fund

Keeley Mid Cap Value Fund

Keeley Mid Cap Dividend Value Fund

Keeley All Cap Value Fund

Keeley Alternative Value Fund

At a meeting of the Board of Directors (the “Board”) of the Keeley Funds, Inc. (the “Corporation”) held on November 19, 2013, the Directors, including all of the Directors who are not “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) (the “Independent Directors”) voting separately thereof, unanimously approved the continuation through November 30, 2014 of the investment advisory agreements (each, an “Agreement,” and collectively, the “Agreements”) between the Corporation and Keeley Asset Management Corp. (the “Adviser”), with respect to the Keeley Small Cap Value Fund (“KSCVF”), the Keeley Small Cap Dividend Value Fund (“KSDVF”), the Keeley Small-Mid Cap Value Fund (“KSMVF”), the Keeley Mid Cap Value Fund (“KMCVF”), the Keeley Mid Cap Dividend Value Fund (“KMDVF”), the Keeley All Cap Value Fund (“KACVF”) and the Keeley Alternative Value Fund (“KALVF”), each a series of the Corporation (each, a “Fund,” and collectively, the “Funds”). At the same meeting, the Directors, including all of the Independent Directors voting separately thereof, unanimously approved the continuation through November 30, 2014 of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) by and among Broadmark Asset Management, LLC (“Broadmark”), the Adviser and the Corporation, for Broadmark to continue to serve as investment sub-adviser to KALVF.

The Board’s Independent Directors were assisted in their review by independent legal counsel and met with such counsel separately from the interested Director and representatives of the Adviser and Broadmark. Independent legal counsel provided the Board with a memorandum that discussed the various factors that the Board should consider as part of its consideration of whether to approve the continuation of the Agreements and the Sub-Advisory Agreement, including, among other things, the nature, extent and quality of the services provided by the Adviser and Broadmark, the profitability (including any fall-out benefits) from the Adviser’s relationships with the Funds and Broadmark’s relationship with KALVF, economies of scale, the role played by the Independent Directors and information on comparative fees and performance. The Board also considered the written responses and associated materials that the Adviser and Broadmark had produced in response to the due diligence request for information that counsel to the Independent Directors had submitted to each prior to the meeting on behalf of the Independent Directors. Included in those responses was a Fund-by-Fund analysis of the Adviser’s profitability, accompanied by an explanation of the methodology by which the Adviser had calculated that profitability analysis. In addition, the Board received comparative information about the fees that the Adviser charges to its institutional accounts in the same asset class as the corresponding Fund. The Board also received materials on comparative performance, expenses and fund information from Lipper, Inc. (“Lipper”), an independent provider of mutual fund data, for each of the Funds.

Previously, the Board and the Independent Directors had extensively reviewed all of these materials at a special meeting of the Board held on October 15, 2013. At that meeting, the Independent Directors discussed all these materials among themselves and with their independent legal counsel and had the opportunity to ask questions of, and request additional information from, the Adviser and Broadmark. In its deliberations, the Board did not identify any single factor that alone was responsible for the Board’s decision to approve the continuation of each of the Agreements and the Sub-Advisory Agreement. However, the material factors and conclusions that formed the basis for the Board’s determination to approve the continuation of the Agreements and the Sub-Advisory Agreement are discussed separately below.

Nature, Extent and Quality of Services Provided

The Board considered the overall services that the Adviser had provided to the Funds and Broadmark had provided to KALVF, including the Adviser’s and Broadmark’s respective personnel, performance, compliance program, availability of their personnel to provide information and other services. The Board noted that there were no changes of the Adviser’s or Broadmark’s key investment personnel during the past year. It also considered the Adviser’s assertion that, following the hires that the Adviser had made over the past year, management was satisfied with the size of its marketing, sales and analytical staffs. The Board also considered the depth and extent of the Adviser’s interactions with Broadmark, and it considered the Adviser’s assertion that it exercises sufficient oversight over Broadmark’s investment activities relating to KALVF. After consideration, the Board concluded that the nature, extent and quality of services provided by both the Adviser and Broadmark were acceptable and consistent with industry norms.

Comparative Fees and Performance

The Board reviewed the fees and performance of each Fund, as well as the costs for the services that the Adviser had provided to each Fund and that Broadmark had provided to KALVF during the year. Specifically, the Board examined the investment performance of each Fund relative to its respective benchmark index and group of peer funds, as determined by Lipper. The Board extensively compared each Fund’s performance against its respective Lipper peers and benchmark index for the one-, three-, five- and ten-year periods, as available. The Board considered that each Fund (except for KSDVF) had strong performance for the one-year period as compared to its peer group. The Board also considered that although KSDVF had underperformed its peer group for the one-year period, it noted that KSDVF had outperformed its benchmark index and its peer group for the three-year period. The Board also noted that each Fund had ranked in the top half of its peer group for the three-year period. After considering this information, the Board concluded that, in light of the recent performance of each Fund, in particular during the three-year period, the overall performance of each Fund was acceptable.

The Board also considered the expenses of each Fund, the expense ratio of each Fund and the Adviser’s expense limitation agreement commitments, all in light of the services that the Adviser provides to the Funds and that Broadmark provides to KALVF. The Board compared each Fund’s expenses against those of its Lipper peers and against the fees that the Adviser charges to its institutional clients in the same asset class, and the Board considered the reasons for the differences in those fees. The Board also considered that the sub-advisory fees that Broadmark charges to KALVF are comparable to the sub-advisory fees that Broadmark charges to its institutional clients. The Board discussed the Adviser’s pre-tax profitability on a Fund-by-Fund basis, including the methodology by which the profitability of the Adviser was calculated, and also discussed the profitability of Broadmark. After considering this information, the Board concluded that the fees for each Fund, as well as the sub-advisory fees for KALVF, were acceptable in light of the services provided.

Fall-Out Benefits

The Board considered the possible fall-out benefits that the Adviser and its affiliate receive for serving the Funds, including the fees that the Adviser’s affiliate receives for executing transactions for the Funds. The Board also considered any possible fall-out benefits that Broadmark receives as a result of serving as investment sub-adviser to KALVF. After consideration, the Board decided that the fall-out benefits that the Adviser, its affiliate and Broadmark receive were not of a sufficient nature that would disqualify the Adviser or Broadmark from continuing in their current roles.

Economies of Scale

The Board further considered information regarding the Adviser’s costs in serving as the Funds’ investment adviser, including whether the Adviser may realize economies of scale in managing the Funds. The Board noted that KSCVF, KSMVF, KMCVF and KACVF have existing advisory fee breakpoints, which are intended to share with those Funds’ shareholders economies of scale that may arise as those Funds’ assets grow. It also considered that the Adviser had proposed to lower the thresholds triggering the existing fee breakpoints for KSCVF, as well as to implement fee breakpoints for KSDVF and KMDVF. The Board reviewed the existing fee breakpoints for the competitors of KSCVF, KSDVF and KMDVF and considered the Adviser’s assertion that the proposed fee breakpoints for KSCVF, KSDVF, and KMDVF were competitive with those of their competitors. The Board also considered that the proposed fee breakpoints for KMDVF were identical to the existing fee breakpoints for KACVF, KSMVF, and KMCVF, and that the proposed fee breakpoints for KSDVF were similar to those of KSCVF.

In addition, the Board discussed the efficacy of the Funds’ expense caps and the Adviser’s expense reimbursements in reducing the expenses of the Funds, and the Board noted that the expense caps appeared to be effective. In its discussion, the Board considered that the Adviser: (i) previously had capped total expenses through January 31, 2014 for all the Funds (except KALVF) so that total expenses would not exceed 1.14% and 1.39% for Class I shares and Class A shares, respectively; (ii) previously had capped total expenses through January 31, 2014 for KALVF so that total expenses would not exceed 1.64% and 1.89% for Class I shares and Class A shares, respectively; and (iii) had agreed to extend the terms of the existing expense cap reimbursement agreements for all the Funds through January 31, 2015. The Board considered that the Adviser continues to absorb the Funds’ expenses above the existing expense caps.

Based upon this discussion, the Board concluded that, among other factors, the efficacy of the Funds’ existing expense caps and the Adviser’s expense reimbursements did not warrant their additional evaluation at this time and that they were acceptable in light of industry norms. The Board also concluded that the proposed fee breakpoints were acceptable in light of industry norms, and that those Funds’ shareholders would benefit from economies of scale as the assets in those Funds grow. The Board accepted the proposal to implement the proposed fee breakpoints, and stated that is would continue to evaluate closely the new fee breakpoints for those Funds to seek to ensure that they remain in the shareholders’ best interests.

Proxy Voting Policies and Procedure

You may obtain a description of KEELEY Funds’ proxy voting policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities, without charge, upon request by calling 800.933.5391. This information also is included in KEELEY Funds’ statement of additional information (“SAI”), which is available on the Funds’ website at www.keeleyfunds.com and the Securities and Exchange Commission’s website at www.sec.gov.

Information relating to how each KEELEY Fund voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2013 is available on the Funds’ website at www.keeleyfunds.com and the Securities and Exchange Commission’s website at www.sec.gov.

Information About Portfolio Securities

The Corporation filed a complete schedule of portfolio holdings with the Securities and Exchange Commission for the quarters ending June 30, 2013 and December 31, 2013 (the first and third quarters of the Funds’ fiscal year) on Form N-Q. The Corporation's Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. You also may review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 800.SEC.0330.

Household Delivery of Shareholder Documents

To reduce expenses, the Funds may mail only one copy of the Funds’ prospectus, SAI and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 888.933.5391 or contact your financial institution. You will begin receiving individual copies thirty days after receiving your request.

Electronic Delivery of Shareholder Documents

You may choose to receive the KEELEY Funds’ prospectus and annual and semi-annual reports electronically. To sign up for electronic delivery, visit www.icsdelivery.com and select the first letter of your brokerage firm’s name. Then, select your brokerage institution from the list that follows, fill out the appropriate information and provide an e-mail address where you would like your information sent. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

(This page is intentionally left blank.)

Investment Adviser

KAMCO

KEELEY ASSET MANAGEMENT CORP.

Chicago, Illinois

Distributor

KEELEY INVESTMENT CORP.

KEELEY INVESTMENT CORP.

Chicago, Illinois

Custodian

U.S. BANK, N.A.

Milwaukee, Wisconsin

888-933-5391

Transfer Agent and Dividend Disbursing Agent

U.S. BANCORP FUND SERVICES, LLC

Milwaukee, Wisconsin

888-933-5391

Independent Registered Public Accounting Firm

PRICEWATERHOUSECOOPERS LLP

Milwaukee, Wisconsin

Counsel

K&L Gates LLP

Chicago, Illinois

Performance information quoted represents past performance and does not guarantee future results. The investment return and principal value of shares will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than its original cost. This material may only be used when preceded or accompanied by each Fund’s prospectus.

111 West Jackson Boulevard•Suite 810•Chicago•Illinois•60604

(312) 786-5050•(800) 533-5344•FAX (312) 786-5003

www.keeleyfunds.com

Keeley Funds, Inc.: SEC file number 811-21761

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted any procedure by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s president and treasurer have concluded, based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within 90 days prior to the filing date of this Form N-CSR, that the disclosure controls are effectively designed to ensure that information required to be disclosed by the registrant in this Form N-CSR is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in this Form N-CSR is accumulated and communicated to the registrant’s management, including the registrant’s president and treasurer, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not Applicable for semi-annual reporting.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Keeley Funds, Inc.

By (Signature and Title)*	/s/ John L. Keeley Jr.
John L. Keeley Jr., President

Date 5/30/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John L. Keeley Jr.
John L. Keeley Jr., President

Date 5/30/2014

By (Signature and Title)*	/s/ Robert Kurinsky
Robert Kurinsky, Treasurer

Date 5/30/2014

*	Print the name and title of each signing officer under his or her signature.